                                                                    EXHIBIT 10.9

THIS LEASE ("Lease") dated as of the 21st day of December, 1998, is made by and between S/I NORTHCREEK II, LLC, a Washington limited liability company ("Landlord"), and DATA CRITICAL CORPORATION, a Delaware corporation ("Tenant").


                            ARTICLE I:  DEFINITIONS


     1.01 Defined Terms. The following terms shall have the meanings specified in this Section, unless otherwise specifically provided. Other terms may be defined in other parts of the Lease.

Landlord:              S/I Northcreek II, LLC

Landlord's Address:    c/o Schnitzer Northwest
                       11830 N.E. 195th Street
                       Bothell, Washington  98011
                       Attn:  Dan Ivanoff

Tenant:                Data Critical Corporation

                       ___________________
                       ___________________

Tenant's Address:      Prior to Lease Commencement:
                       2733 152nd Ave. N.E.
                       Redmond, Washington  98052
                       Attn: Chief Financial Officer

                       After Lease Commencement:
                       At the Premises
                       19820 North Creek Parkway
                       Bothell, Washington  98011
                       Attn: Chief Financial Officer

Project:               North Creek Technology Campus I

Property:              Approximately 5.09 acres constituting the real property
                       described in Exhibit "A" and depicted on the Project Site
                       Plan attached as Exhibit "B."

Building:              That certain two story concrete tilt-up office building
                       designated as Building E on the Project Site Plan attached hereto as Exhibit B with a rentable area of approximately 67,471 square feet to be constructed by Landlord on the Property.

Premises:               Approximately 17,000 rentable square feet of first floor
                        office area, as shown on the Floor Plan attached as Exhibit "C."

Term:                   Commencing upon the Commencement Date (as defined in
                        Section 4.01) and expiring five (5) years (60 months) thereafter.

Scheduled Commencement
Date:                        June 1, 1999

Base Rent:                   (a) Initial Term

       Months                Rent PRSF (Mo.)         Monthly Installments

        1 - 36                $1.2000                 $20,400.00*
       37 - 60                $1.3305                 $22,617.00*

Prepaid Rent:                $20,400.00, applicable to Month 1*

Tenant's Share of Building:  25.20%*

Tenants Share of Project:    5.93%*

Surface Parking Spaces:      57 surface parking spaces adjacent to the Building
                             shall be provided for the non-exclusive use of Tenant, its employees and visitors.

Security Deposit:            $22,617.00


*To be adjusted to reflect actual square footage of the Premises, as verified by Landlord's and Tenant's architect upon substantial completion.


Exhibits:             Exhibit A:     Legal Description of Property
                      Exhibit B:     Project Site Plan
                      Exhibit C:     Floor Plan
                      Exhibit D:     Work Schedule
                      Exhibit E-1:   List of Plans and Specifications for Base
                                     Building Shell and Sitework
                      Exhibit E-2    Outline Specifications to Base Building
                                     Shell and Design/Build Mechanical and
                                     Electrical Systems
                      Exhibit F:     Lease Confirmation
                      Exhibit G:     Estoppel Certificate
                      Exhibit H:     Rules and Regulations
                      Exhibit I:     Form of Letter of Credit

                 ARTICLE II:  PREMISES AND COMMON AREAS LEASED

     2.01 Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the provisions of this Lease, certain premises ("Premises") to be located within that certain building ("Building") to be constructed by Landlord as more fully described in Section 3.01 below on the real property ("Property") legally described in Exhibit A attached hereto and by this reference incorporated herein, which Property is a portion of the "Project" identified in Section 1.01. The Property, the Building to be built on the Property and the location of the Building within the Project are more particularly shown on the Project Site Plan attached hereto as Exhibit B. The location of the Premises in the Building is shown on the Floor Plans attached hereto as Exhibit C. The term "Rentable Area of the Premises", as used in this Lease, will be determined using the "Standard Method for Measuring Floor Area in Office Buildings (reprinted June 1996) by BOMA International for a multi-tenant Building. The proposed Project Site Plan for the Project attached hereto as Exhibit B is attached for location reference purposes only and shall not constitute a representation by Landlord to be the final plan of the Project or to require Landlord to build any improvements or to otherwise comply with said Project Site Plan. Tenant acknowledges that, except as otherwise expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Common Areas or the Project or their suitability for the conduct of Tenant's business.

     2.02 Common Areas. In addition to the Premises, Tenant shall have the non-exclusive right to use in common with other tenants and/or occupants of the Property and Project, the following areas appurtenant to the Building: parking areas and facilities, roadways, sidewalks, walkways, parkways, plazas, levees, driveways and landscaped areas and similar areas and facilities situated within the exterior areas of the Property and Project and not otherwise designated for the exclusive or restricted use by Landlord and/or individual tenants of other buildings located within the Property and Project (collectively, "Common Areas"). Tenant acknowledges that Landlord shall have no obligation to construct or complete any additional buildings within the Project or improvements to the Common Areas. Tenant's right to utilize the Common Areas shall at all times be subject to Landlord's reserved rights therein as described in Section 17.04 hereof, the Rules and Regulations referred to in Section 17.15 hereof and all covenants, conditions and restrictions ("CC&Rs") now or hereafter affecting or encumbering the Project.


                          ARTICLE III:  IMPROVEMENTS

     3.01  Construction of Building and Premises.

           (a) Completion Schedule. Attached hereto as Exhibit D is a schedule (the "Work Schedule") setting forth the estimated timetable for the planning, permitting, construction and completion of the Building and the Premises.

           (b) Building and Premises Plans. A list of the plans and outline specifications for the sitework and base Building shell are attached hereto as Exhibit E-1 and E-2 and by this reference incorporated herein (the "Building Plans"). Landlord's architect, in cooperation with Tenant and its consultants, shall prepare space plans, working drawings and specifications for the improvements to the office area of the Premises (the "Office Plans") which shall be subject to the approval of Landlord and Tenant in accordance with the Work Schedule. The Building Plans and the Office Plans are together referred to herein as the "Plans."

           (c) Construction of Building and Premises. Landlord shall work with Sierra Construction Company or other contractor chosen by Landlord (the "Contractor") for construction of the Building and the improvements to the Premises. It is the intent of Landlord and Tenant that Landlord shall enter into a separate or supplemental guaranteed maximum price contract with Contractor for construction of the office improvements to the Premises and that Contractor will competitively bid the subcontracts to qualified subcontractors with final subcontracts being awarded by Contractor after review by Landlord and Tenant. After the Office Plans have been prepared, and approved by the parties, final pricing has been approved by Landlord and building permits have been issued, Landlord shall cause the Building and the Premises to be constructed by the Contractor in accordance with the Plans. Landlord shall supervise the completion of such work and shall use its good faith efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Paragraph 3.01(d) below.

           (d)  Payment for Construction of Building and Premises

                 (1) Subject to Sections 3.01(d)(2) and (3) below, Landlord shall pay for the following costs in connection with the construction of the
Building:

                      (aa) Payment of the cost of preparing the Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Plans.

                      (bb) The payment of plan check, permit and license fees relating to construction of the Building.

                      (cc)  Construction of the Building on a "turn-key" basis.

                 (2) Landlord shall pay the following amounts with respect to improvement of the Premises:

                      (aa) Landlord will pay up to the sum of $27.00 per rentable square foot of the Premises (estimated to be $459,000.00 based upon the projected rentable office area of 17,000) ("Tenant Improvement Allowance"), which Tenant Improvement Allowance is for application to all costs associated with the design and improvement of the Building and the Premises other than as included in the Building Plans ("Tenant Improvement Costs"), including without limitation, WSST, space planning, construction drawings, fees and permits and hard costs (as such hard costs are reflected in the construction contract and changes thereto) incurred by Landlord in connection with the improvement of the Premises. To the extent the Tenant Improvement Costs exceed the Tenant Improvement Allowance (and any Additional Allowance elected to be used by Tenant pursuant to Subsection 3.01(d)(2)(bb) below), such excess shall be paid by Tenant into Landlord's construction account simultaneously with execution by Landlord of the construction contract for the same.

                      (bb) At Tenant's written election to Landlord at the time of Landlord's entering into of the construction contract for the Tenant Improvements, Landlord shall fund up to an additional $10.00 per rentable square foot of the Premises (estimated to be $170,000 based upon a rentable area of 17,000 square feet) (the "Additional Allowance") toward the cost of the Tenant Improvements in excess of the per square foot allowance provided in (aa) above; provided, that, as a condition to Landlord's obligation to fund such excess improvements, Landlord and Tenant shall enter into an amendment to this Lease so as to increase the Base Rent for the Premises by an amount necessary to amortize the total amount of the Additional Allowance paid by Landlord pursuant to this Subsection (bb) over the initial Term of this Lease at an 11.47% effective annual amortization rate; and; provided, further, that, as a condition to Landlord's obligation to fund such Additional Allowance, Tenant shall cause the Letter of Credit issued to Landlord pursuant to Section 17.25 below to be increased by an amount (the "Additional LC Amount") equal to the Additional Allowance, which Additional LC Amount will be decreased upon each annual renewal of the Letter of Credit by an amount equal to the principal portion of the Additional Allowance which has been amortized during the prior twelve (12) month period (based upon amortization of the entire Additional Allowance over the initial Term at the 11.47% effective amortization rate) if Tenant has not been in default under this Lease during the prior twelve (12) month period:

                 (3) Tenant will, at its sole cost and expense, pay for any improvements to the Premises not expressly included in the Plans and shall arrange for the installation of all racking and equipment associated with its business. Costs associated with Tenant's equipment, layout and design are also the sole responsibility of Tenant.

           (e) Delay in Completion. If there shall be a delay in substantial completion of the Building or the Premises or the issuance of a certificate of occupancy for the same as a result of:

                 (1) Tenant's failure to approve any item or perform any other obligation in accordance with and by the date specified in the Work Schedule within five (5) business days after receipt of notice from Landlord;

                 (2) Tenant's request for changes in materials, finishes or installations other than those readily available; provided, however, Landlord shall inform Tenant of the failure of any requested materials, finishes or installations to be readily available and Tenant shall have the right to approve substitutions to minimize any such delay;

                 (3)  Tenant's request to deviate from the Plans; or

                 (4) Tenant's unreasonable interference with Landlord's construction of the Building or the Premises during Tenant's work within the Premises (whether such work is performed by Tenant or its contractor or by Landlord or its contractor on Tenant's behalf);

(each a "Tenant Delay") then the Commencement Date of the Term of the Lease shall be accelerated by the number of days of such delay.

     3.02 Completion and Delivery. The term "substantial completion" as used in the Lease shall mean the date of substantial completion of the Building and Premises pursuant to the Plans such that Tenant may commence the installation of any of Tenant's equipment and occupy the Premises for the conduct of its business (subject to the completion of any additional construction to be performed by Tenant). The Building and the Premises shall be deemed substantially complete notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use and enjoyment of the Building remain to be performed (items normally referred to as "punch list" items). Certification by Landlord's architect (the "Project Architect") as to the substantial completion of the Premises shall be conclusive and binding upon Landlord and Tenant. By taking occupancy of the Premises, Tenant shall be deemed to have accepted the Premises and the Building as substantially complete except that Tenant may, within ten
(10) days after entering into possession of the Premises, provide Landlord with a list of incomplete and/or corrective items. Landlord shall diligently complete, as soon as reasonably possible, any items of work and adjustment on such list as are not completed upon substantial completion of the Premises. Landlord shall use reasonable efforts to achieve substantial completion of the Building and Premises by no later than May 28, 1999.

                                 ARTICLE IV:  TERM

     4.01 Term. The Term of this Lease shall commence ("Commencement Date") on the later to occur of (a) the date of substantial completion of the Premises, or
(b) the date of receipt of a certificate of occupancy or other applicable governmental permit allowing Tenant to occupy the Premises; provided, however, that the Commencement Date shall be subject to adjustment for delays in completion of the Building or the Premises attributable to Tenant, as more particularly set forth in Section 3.01(e) of this Lease. The Term shall expire upon the date set forth in Section 1.01, unless sooner terminated as hereinafter provided. Notwithstanding the above, Landlord agrees to use its good faith efforts to allow Tenant limited access to the Building and Premises at least twenty-one (21) days prior to the Commencement Date or otherwise as mutually agreed by Landlord and Tenant; provided, that Tenant's entry into the Building and Premises during such period shall be limited to installation of furniture, fixtures and equipment; provided, further that such early entry by Tenant shall in no way interfere with or cause delays in Landlord's construction; and provided, further that such early entry by Tenant shall be at Tenant's sole risk and Tenant shall be deemed to have waived and released Landlord, its agents, employees and contractors from and with respect to any personal injury or property damage resulting from, during or in connection with such early occupancy by Tenant, except to the extent resulting from the intentional conduct or gross negligence of Landlord.

     4.02 Notice of Commencement Date. Landlord shall inform Tenant of the estimated date of substantial completion at least five (5) days prior to such date. Upon ascertaining the date of substantial completion and the Commencement Date, Landlord shall deliver to Tenant a written confirmation in the form attached hereto as Exhibit F ("Lease Confirmation") of said dates of substantial completion and the Commencement Date. The Lease Confirmation shall be binding upon Tenant unless Tenant objects to the Notice in a writing delivered to Landlord within five (5) days of Tenant's receipt of said Notice of Commencement.

     4.03 Conditional Option to Extend. Subject to Landlord's election pursuant to Subsection 4.03(d) below, Landlord hereby grants Tenant the right to extend the term of the Lease for one additional period of five (5) years (such extended period is hereinafter referred to as the "Extended Term") on the same terms and conditions contained in the Lease, except that (i) Base Rent for the Extended Term shall be as set forth hereinbelow, and (ii) no additional options to extend shall apply following the expiration of the Extended Term. Written notice of Tenant's exercise of its option to extend ("Option to Extend") the Term of this Lease for the Extended Term must be given to Landlord no less than twelve (12) months prior to the date the Term of the Lease would otherwise expire. If Tenant is in material default under this Lease, Tenant shall have no right to extend the Term of this Lease until such default is cured; provided, that the period of time within which said option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise said option because of a default. In the event Tenant validly exercises its Option to Extend the Term of this Lease as herein provided, Base Rent shall be adjusted as of the commencement date of the Extended Term as follows:

       (a) Within thirty (30) days after exercise of its Option to Extend by Tenant, Landlord shall provide Tenant with Landlord's determination of the fair market Base Rent for the Extended Term, including periodic increases as dictated by the current market ("Landlord's Determination of Base Rent for Extended Term"). Tenant shall provide notice to Landlord within ten (10) days after receipt of such notice from Landlord as to whether Tenant accepts Landlord's Determination of Base Rent for Extended Term. In the event Tenant does not agree to Landlord's Determination of Base Rent for Extended Term, Landlord and Tenant shall attempt to agree upon Base Rent for the Premises for the Extended Term, such rent to be the fair market rental value of the Premises for the Extended Term, as defined in Subsection (c) below. If the parties are unable to agree upon the Base Rent for the Extended Term by the date three (3) months prior to the commencement of the Extended Term, then within ten (10) days thereafter each party, at its own cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years full-time commercial real estate appraisal experience in the area in which the Premises are located to appraise and set Base Rent for the Extended Term. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set Base Rent for the Extended Term. If each party shall have so appointed an appraiser, the two appraisers shall meet promptly and attempt to set the Base Rent for the Extended Term. If the two appraisers are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications herein stated within ten (10) days after the last day the two appraisers are given to set Base Rent. If the two appraisers are unable to agree on the third appraiser within such ten (10) day period, either of the parties to this Lease, by giving five (5) days notice to the other party, may apply to the then presiding judge of the Superior Court of King County for the selection of a third appraiser meeting the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

           (b) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set Base Rent for the Extended Term. If a majority of the appraisers are unable to set Base Rent within the stipulated period of time, the three appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the Base Rent for the Premises during the Extended Term. If, however, the low appraisal and/or the high appraisal is/are more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be Base Rent for the Premises during the Extended Term.

           (c) For purposes of the appraisal, the term "-fair market rental value-" shall mean the price that a ready and willing tenant would pay, as of the Extended Term commencement date, as rent to a ready and willing landlord of premises comparable to the Premises in the Bothell market, if such premises were exposed for lease on the open market for a reasonable period of time; including any rent increases over the Extended Term to the extent normal under then current market conditions; provided, that Base Rent for any applicable Extended Term shall not be less than the Base Rent in effect during the month immediately preceding the commencement of such Extended Term.

           (d) Notwithstanding anything in this Section 4.03 to the contrary, in the event Microvision, Inc., its successors or assigns, exercises its right to expand into all or a portion of the Premises, Landlord may, by written notice to Tenant within thirty (30) days after receipt of notice of Tenant's election to exercise its Option to Extend, elect to cancel and void Tenant's Option to Extend, in which event Tenant shall vacate the Premises at the expiration of the initial Term and; provided that Tenant timely vacates the Premises, Landlord shall reimburse Tenant for Tenant's actual out-of-pocket moving expenses up to a maximum of $3.00 per rentable square foot of the Premises. In the event Landlord makes the election to cancel and void the Option to Extend pursuant to this Subsection (d), Landlord will use good faith efforts to relocate Tenant to other comparable space in Schnitzer North Creek, to the extent available and owned by Landlord or its affiliates, on mutually acceptable terms and conditions. For purposes of this Subsection (d), the term "moving expenses" shall include the actual costs incurred in connection with a physical move to a location not more than fifty (50) miles from the Property, including breakdown and packing, moving and set-up at the Premises, necessary technical and support services in connection with the disconnection of electrical and computer equipment and reinstalling such equipment at the relocated premises and printing services required to replace inventory of tenant's printed materials, including without limitation, stationary, brochures, and business cards, all as evidenced by invoices or other written substantiation submitted to Tenant.

                                 ARTICLE V:  RENT

     5.01  Base Rent. The Base Rent ("Base Rent") shall be as set forth in
Section 1.01. The Base Rent shall be paid in advance on the first day of each and every month during the Term to Landlord at the address set forth in Section
1.01 hereof or at such other place as Landlord may direct in writing, without any prior demand therefor and without any abatement, deduction or setoff whatsoever, except as expressly allowed by this Lease. If the Term commences on any day other than the first day of a calendar month and/or ends on any day other than the last day of a calendar month, Base Rent for the fraction(s) of a month at the commencement and/or upon the expiration of the Term shall be prorated based upon the actual number of days in such fractional month(s). Simultaneously with execution of this Lease, Tenant shall pay Landlord the Prepaid Rent identified in Section 1.01, which Prepaid Rent shall be applied by Landlord to Base Rent for the period identified in Section 1.01.

     5.02 Additional Rent. In addition to Base Rent, Tenant shall pay to Landlord all sums of money or other charges required to be paid by the Tenant under this Lease (except Base Rent and the Prepaid Rent), including but not limited to Operating Expenses (as defined in Article VI hereof) (all such sums being herein deemed "Additional Rent"), and whether or not same are designated "Additional Rent" and whether or not same are payable in lawful money of the United States of America without deduction, set-off or abatement whatsoever, except as expressly allowed by this Lease. Any Additional Rent provided for in this Lease shall become due with the next monthly installment of Base Rent unless otherwise provided. The term "Rent" as used in this Lease shall refer collectively to "Base Rent" and "Additional Rent."

     5.03 Late Payment. If any payment of Rent is not received by Landlord within three (3) business days after written notice from Landlord to Tenant that the same is past due, Tenant shall pay to Landlord a late payment charge equal to five percent (5%) of the amount of such delinquent payment of Rent in addition to the installment of Rent then owing, regardless of whether or not a notice of default has been given by Landlord. In addition, Tenant shall pay interest on such late payment and late charge from and after the expiration of thirty (30) days following the due date of the late payment at an interest rate equal to the lesser of (a) the prevailing prime (reference) rate as published by SeaFirst Bank (or any successor bank) at its Seattle main branch office, or any successor rate of interest, plus three (3) percentage points, or (b) the maximum rate permitted by applicable law (hereafter the "Default Rate"), until such amounts are paid. Landlord and Tenant recognize that the damages which Landlord will suffer as a result of Tenant's failure to timely pay Rent are difficult or impracticable to ascertain, and agree that said interest and late charge are a reasonable approximation of the damages which Landlord will suffer in the event of Tenant's late payment. This provision shall not relieve Tenant from payment of Rent at the time and in the manner herein specified. Acceptance by Landlord of any such interest and late charge shall not constitute a waiver of Tenant's default with respect to said overdue amount, nor shall it prevent Landlord from exercising any other rights or remedies available to Landlord.

     5.04 Security Deposit. Simultaneously with execution of this Lease, Tenant shall deposit with Landlord the sum specified as a Security Deposit in Section
1.01 of this Lease. Landlord shall pay Tenant the remaining balance thereof, without any liability for interest thereon, within thirty (30) days after the expiration or prior termination of the Lease Term, or any extension thereof, if and only if Tenant has fully performed all of its obligations under the terms of this Lease. Landlord shall be entitled to withdraw from the deposit the amount of any unpaid Base Rent, Additional Rent or other charges not paid to Landlord when due, and Tenant shall immediately re-deposit an amount equal to that so withdrawn within ten (10) days of demand.

                   ARTICLE VI:  ADDITIONAL RENT AND CHARGES

     6.01 Operating Expenses. In addition to Base Rent and other sums payable by Tenant under this Lease, Tenant shall pay to Landlord, as Additional Rent, Tenant's Share of the Operating Expenses (as such term is defined below).

           (a) Estimated Expenses. Upon the Commencement of the Lease Term, and thereafter prior to the commencement of each calendar year occurring wholly or partially within the Term, Landlord shall estimate the annual Operating Expenses payable by Tenant pursuant to this provision, and Tenant shall pay to Landlord on the first day of each month in advance, one-twelfth (1/12th) of Tenant's Share of such estimated amount. In the event that during any calendar year of the Term, Landlord determines that the actual Operating Expenses for such year will exceed the estimated Operating Expenses, Landlord may revise such estimate by written notice to Tenant, and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of the revised estimate, an amount equal to one monthly installment thereof multiplied by the number of months expired during such calendar year to and including the month of such payment. Subsequent installments shall be payable concurrently with the regular monthly Base Rent due for the balance of the calendar year and shall continue until the next calendar year's estimate is rendered. Within ninety (90) days following the end of each year, Landlord shall provide Tenant with a written statement of the actual total Operating Expenses for such year and there shall be an adjustment made to account for any difference between Tenant's Share of the actual and the estimated Operating Expenses for the previous year. If Tenant has overpaid the amount of Operating Expenses owing pursuant to this provision, Landlord shall, provided Tenant is not in default hereunder, credit such overpayment to Tenant's account. If Tenant has underpaid the amount of Operating Expenses owing pursuant to this provision, Tenant shall pay the total amount of such deficiency to Landlord as Additional Rent with the next payment of Base Rent due under this Lease following delivery of written notice of said deficiency from Landlord to Tenant. Landlord shall keep its books of account and records concerning Operating Expenses in compliance with generally accepted accounting principles and retain the same for two (2) years after the calendar year for which they were prepared. Unless Tenant objects in writing regarding specific discrepancies in the Operating Expense calculations for any calendar year within twelve (12)months after receipt of Landlord's final calculations for such calendar year, Tenant shall be deemed to have approved the same and to have waived the right to object to such calculations.

           (b)   Defined Terms.

           (i) Operating Expenses Inclusions. For purposes of this Lease, "Operating Expenses" means an amount equivalent to the total of all reasonable expenses and costs actually incurred by Landlord in connection with the ownership, operation, management, maintenance and repair of the Building, the Property, and the Common Areas, including, without limitation:

                 A. The costs of operating, maintaining, repairing and replacing the Common Areas, the Building and the Premises, including but not limited to: gardening and landscaping; painting; lighting; sanitary control; personal property taxes; public liability insurance and property damage insurance; utilities for Common Areas; licenses and fees for Common Area facilities; sweeping; removal of snow and ice, trash, rubbish, garbage and other refuse; repairing, restriping and resurfacing of parking area; and maintenance of and property taxes on personal property, machinery and equipment used in Common Area maintenance.

                 B. All Real Property Taxes (as defined below) assessed against the Project or Property, as applicable, including land, Building and improvements thereon or thereto.

                 C. All premiums for fire, extended coverage and other insurance (including earthquake and flood insurance if Landlord deems appropriate) the Landlord reasonably deems necessary and keeps in force on or with respect to the Project, Property or Building of which the Premises are a part and commercially reasonable deductibles payable in connection therewith.

                 D. The cost of operating, maintaining, repairing and replacing any electrical, mechanical, automatic fire sprinkler and other utilities systems serving the Premises which serve the Premises in common with the entire Building.

                 E. The cost of maintenance and repair of the roof, exterior walls, membrane, foundation, and other exterior portions of the Building.

                 F. Reasonable property management fees, which may be payable to Landlord or a third party property manager and cost of operation of management office at the Property, including rent and onsite and common area expenses.

                 G. Costs of replacements and improvements which are necessary to adequately maintain or protect the Project or Building and/or which are required by law or governmental regulation enacted after the date of this Lease, which are of a capital nature (as determined by GAAP accounting) to the extent amortization over the useful life thereof is applicable to the periods during the Lease Term.

                 H. Any other costs levied, assessed or imposed by or at the direction of, or resulting from statutes or regulations or interpretations thereof promulgated by any federal or governmental authority in connection with the use or occupancy of the Project.

                 I. Assessments made on or with respect to the Property made pursuant to any covenants, conditions and restrictions and/or owner's associations affecting the Property.

                 J. Reasonable reserves for replacement of improvements located on the Property or Common Areas.

                 K. Compensation (including wages, employer-paid taxes and benefits) of employees and contractors engaged in the operation and maintenance of the Property and/or Building;

         (ii) Operating Expense Exclusions. Notwithstanding the foregoing, Operating Expenses to be reimbursed by Tenant shall not include:

                 A. Expenses which are separately metered or calculated for the Premises or other leased area of the Building, which expenses shall be billed separately to Tenant or such other tenant, as applicable.

                 B. Costs incurred in connection with the initial construction or design of the Building or to correct defects in the original construction or design of the Building.

                 C. Costs incurred because of Landlord's negligence or breach of any legal obligation (including any obligation of Landlord under any lease of space in the Building), or the negligence, willful misconduct or breach of any legal obligation committed by any other tenant in the Building.

                 D. Amounts paid which are materially in excess of the fair market value of services or materials provided in exchange therefor.

                 E.    Depreciation.

                 F. Costs, fines or penalties incurred due to violation by Landlord of any applicable law.

                 G. Expenses incurred by Landlord in respect of individual tenants and/or the improvement or renovation of tenants' leasehold improvements, including leasing commissions, attorneys' fees arising from lease disputes and other specific costs incurred for the account of, separately billed to and paid by specific tenants.

                 H. Repairs or replacements to the extent that the cost of the same is recoverable by the Landlord pursuant to original construction warranties.

                 I. Interest on debt or capital retirement of debt, and costs of capital improvements except as expressly provided above.

     Additional Rent payable by Tenant which would not otherwise be due until after the date of the expiration or earlier termination of the Lease shall, if the exact amount is uncertain at the time this Lease expires or terminates, be paid by Tenant to Landlord upon such expiration or termination in an amount to be determined by Landlord, with an adjustment to be made once the exact amount is known.

       (iii) Tenant's Share. For purposes of this Lease, "Tenant's Share" with respect to any applicable Operating Expense means (a) the percentage obtained by dividing the Rentable Area of the Premises by the aggregate Rentable Area of all premises available for lease, whether leased or not, in the Building, or (b) the percentage obtained by dividing the gross building area of the Building by the aggregate gross building area of all buildings located (or proposed to be located) on the Project, as reasonably determined by Landlord with respect to the applicable Operating Expenses. Notwithstanding the above, Landlord shall have the right, but not the obligation, to reallocate Tenant's Share with respect to any applicable item of Operating Expense in the event Landlord determines, in the exercise of reasonable discretion, that such reallocation is necessary in order to equitably allocate such Operating Expense(s) among parties benefited thereby.

       (iv) Real Property Taxes. For purposes of this Lease, "Real Property Taxes" shall consist of all transit charges, housing fund assessments, real estate taxes and all other taxes relating to the Building, Property and/or the Project, as applicable, all other taxes which may be levied in lieu of real estate taxes, all assessments, assessment bonds, levies, fees and other governmental charges, including, but not limited to, charges for traffic facilities and improvements, water service studies, and improvements or amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services, benefits, or any other purpose, which are assessed, levied, confirmed, imposed or become a lien upon the Building or the Property or become payable during the Term (or which become payable after the expiration or earlier termination hereof and are attributable in whole or in part to any period during the Term hereof), together with all reasonable costs and expenses incurred by Landlord in successfully contesting, resisting or appealing any such taxes, rates, duties, levies or assessments. "Real Property Taxes" shall exclude any franchise, estate, inheritance or succession transfer tax of Landlord, or any federal or state income, profits or revenue tax or charge upon the net income of Landlord from all sources; provided, however, that if at any time during the Term there is levied or assessed against Landlord a federal, state or local tax or excise tax on rent, or any other tax however described on account of rent or gross receipts or any portion thereof, Tenant shall pay one hundred percent (100%) of the Tenant's Share of any said tax or excise applicable to Tenant's Rent as Additional Rent. Landlord shall provide Tenant with a copy of Landlord's tax statement for each year and the computation used to determine Tenant's Share of the same.

           (v) Tenant Audit. Tenant shall have the right, not more frequently than once in any twelve (12) month period, upon reasonable advanced notice and during regular business hours to audit Operating Expenses for which Tenant is responsible to reimburse Landlord under the terms of this Lease. Landlord shall cooperate with any such audit. Landlord shall maintain complete books and records as required to establish Operating Expenses and other charges payable by Tenant hereunder. Such books and records shall be retained for not less than three years. Such books and records may be audited for up to 12 months after such Operating Expenses and other charges are due from Tenant. If it shall be determined as a result of any such audit that Tenant has overpaid any Operating Expenses or other charges, Landlord shall promptly refund to Tenant the amount of such overpayment. If the amount of such overpayment exceeds 10% of Tenant's Share of Operating Expenses for the accounting period in question, Landlord shall promptly pay the reasonable cost of such audit to Tenant upon Tenant's submission of appropriate documentation of such costs. Notwithstanding the above, in the event Landlord disputes the results of Tenant's audit, Landlord may conduct a separate audit and the parties agree to submit any dispute or discrepancy to determination by binding arbitration.

     6.02 Tenant's Personal Property Taxes. Tenant shall pay or cause to be paid, prior to delinquency, any and all taxes and assessments levied upon all trade fixtures, inventories and other real or personal property placed or installed in and upon the Premises by Tenant. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building is increased by the inclusion therein of a value placed upon such real or personal property or trade fixtures of Tenant, and if Landlord pays the taxes based upon such increased assessment, Tenant shall, upon demand, repay to Landlord the taxes so levied or the portion of such taxes resulting from such increase in the assessment.

                            ARTICLE VII:  INSURANCE

     7.01 Landlord's Insurance. During the Term, Landlord shall procure and maintain in full force and effect with respect to the Building, a customary policy or policies of all-risk insurance written by a reputable insurance company authorized to do business in the State of Washington (including sprinkler leakage, vandalism and malicious mischief coverage, and any other endorsements required by the holder of any fee or leasehold mortgage). If the annual premiums charged Landlord for such casualty insurance exceed the standard premium rates because the nature of Tenant's operations results in increased exposure, then Tenant shall, upon receipt of appropriate premium invoices, reimburse Landlord for such increased amount. Landlord shall have the right, at its option, to keep and maintain in full force and effect during the Term such other insurance in such amounts and on such terms as Landlord and/or any first mortgagees or the beneficiary of any first trust deed against the Building, the Property and/or the Project may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent Landlord would protect itself, including but not limited to rental abatement, earthquake and flood insurance.

     7.02 Public Liability. Tenant shall, at its own cost and expense, keep and maintain in full force during the Term and any other period of occupancy of the Premises by Tenant, a policy or policies of commercial liability insurance, written by a reputable insurance company authorized to do business in the State of Washington in form and content acceptable to Landlord insuring Tenant's activities with respect to the Premises, the Common Areas and the Project for loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises in an amount of not less than Three Million Dollars ($3,000,000) combined single limit or such larger amounts as may hereafter be reasonably requested by Landlord. The policy shall insure the hazards of the Premises and Tenant's operations therein, shall include independent contractor and contractual liability coverage (covering the indemnity contained in Section 7.08 hereof) and shall (a) name Landlord as an additional insured; (b) contain a cross-liability provision and; (c) contain a provision that the insurance provided hereunder shall be primary and non-contributing with any other insurance available to Landlord.

     7.03 Tenant's Property and Other Insurance. Tenant shall, at its own cost and expense, keep and maintain in full force during the Term and any other period of occupancy of the Premises, a policy or policies of standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("all risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Premises, including without limitation, furniture, fittings, installations, fixtures (other than the improvements installed by Landlord), and any other personal property, in the amount of not less than one hundred percent (100%) of the full replacement costs thereof. This insurance policy shall also insure direct or indirect loss of Tenant's earning attributable to Tenant's inability to use fully or obtain access to the Premises.

     7.04 Form of Insurance/Certificates. All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies licensed in the state in which the Building is located and holding a General Policy Holder's Rating of "A" and a financial rating of "X" or better, as set forth in the most current issues of Best's Insurance Guide. Tenant shall furnish to Landlord, prior to Tenant's entry into the Premises and thereafter within ten
(10) days following the expiration of each such policy, a certificate of insurance (or renewal thereof) issued by the insurance carrier of each policy of insurance carried by Tenant pursuant hereto. Said certificates shall expressly provide that such policies shall not be cancelable or subject to reduction of coverage below the minimum amounts required by this Lease or required by any lender having an interest in the Building or otherwise be subject to modification except after thirty (30) days prior written notice to the parties named as insured in this Section 7.04.

     7.05 Tenant's Failure. If Tenant fails to maintain any insurance required in the Lease, Tenant shall be liable for any loss or cost resulting from said failure, and Landlord shall have the right to obtain such insurance on Tenant's behalf and at Tenant's sole expense. This Section 7.05 shall not be deemed to be a waiver of any of Landlord's rights and remedies under any other section of this Lease.

If Landlord obtains any insurance which is the responsibility of Tenant to obtain under this Article VII, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant shall promptly remit said amount as Additional Rent to Landlord.

           7.06 Waiver of Subrogation. Any all-risk policy or policies of fire, extended coverage or similar casualty insurance which either party obtains in connection with the Building, the Premises or Tenant's personal property therein shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.

     7.07 Tenant's Properties and Fixtures. Tenant assumes the risk of damage to any furniture, equipment, machinery, goods, supplies or fixtures which are or remain the property of Tenant or as to which Tenant retains the right of removal from the Premises, except to the extent due to the negligent act or omission or willful misconduct of Landlord, and/or its agent or employees. Tenant shall not do or keep anything in or about the Premises (except those things Tenant presently does and keeps in connection with the uses set forth in Section 10.01) which will in any way tend to increase insurance rates paid by Landlord and maintained with respect to the Premises and/or the Project unless Tenant pays directly to Landlord the increase cost of the premiums. In no event shall Tenant carry on any activities which would invalidate any insurance coverage maintained by Landlord. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried by Landlord with respect to the Building and/or the Project, Tenant shall pay any such increase in premiums as Additional Rent within ten (10) days after being billed therefore by Landlord. In determining whether increased premiums are a result of Tenant's use of the Building, a schedule issued by the organization computing the insurance rate on the Building and/or the Project showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance underwriters and/or any governmental authority having jurisdiction thereover, necessary for the maintenance of reasonable fire and extended insurance for the Building and/or the Project.

     7.08  Indemnification.

            (a) (i) Tenant, as a material part of the consideration to be rendered to Landlord, and subject to subsection (b) below, hereby indemnifies and agrees to defend and hold Landlord, the Premises and the Project harmless from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims, judgments or appeals arising from any injury to any person or persons or any damage to any property as a result Tenant's or Tenants' officers, employees, agents, assignees, subtenants, concessionaires, licensees, contractors or invitees' use, maintenance, occupation, operation or control of the Premises during the Term, or resulting from any breach or default in the performance of any obligation to be performed by Tenant hereunder or for which Tenant is responsible under the terms of the Lease or pursuant to any governmental or insurance requirement, or arising from any act, neglect, fault or omission of Tenant or any of Tenant's officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors or invitees, and (ii) from and against all reasonable legal costs and charges, including attorneys' and other professional fees, incurred in and about any of such matters and the defense of any action arising out of the same or in discharging the Property and/or Premises or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of the Tenant, except and to the extent as may arise out of the negligence or willful misconduct of Landlord and/or its agents or employees.

                   (ii) Landlord, as a material part of the consideration to be rendered to Tenant, and subject to subsection (b) below, hereby indemnifies and agrees to defend and hold Tenant and the Premises harmless from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims, judgments or appeals arising from any injury to any person or persons or any damage to any property as a result Landlord's or Landlord's' officers, employees, agents, assignees, subtenants, concessionaires, licensees, contractors or invitees' use, maintenance, occupation, operation or control of the Building, Common Areas or Project during the Term, or resulting from any breach or default in the performance of any obligation to be performed by Landlord hereunder or for which Landlord is responsible under the terms of the Lease or pursuant to any governmental or insurance requirement, or arising from any act, neglect, fault or omission of Landlord or any of Landlord's officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors or invitees, and (ii) from and against all legal costs and charges, including attorneys' and other professional fees, incurred in and about any of such matters and the defense of any action arising out of the same or in discharging Tenant from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of the Landlord, except and to the extent as may arise out of the negligence or willful misconduct of Tenant and/or its agents or employees.

            (b) In the event of the concurrent negligence of Tenant, its sublessees, assignees, invitees, agents, employees, contractors, or licensees on the one hand and the negligence of Landlord, its agents, employees or contractors on the other hand, which concurrent negligence results in injury or damage to persons or property of any nature and howsoever caused, and relates to the construction, alteration, repair, addition to, subtraction from, improvement to or maintenance of the Common Areas or Premises such that RCW 4.24.115 is applicable, Tenant's obligation to indemnify Landlord as set forth in this Section 7.08 shall be limited to the extent of Tenant's negligence and that of Tenant's officers, sublessees, assignees, invitees, agents, employees, contractors or licensees, including Tenant's proportional share of costs, attorneys' fees and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage. LANDLORD AND TENANT EACH HEREBY WAIVE AND AGREE THAT THEY WILL NOT ASSERT THEIR INDUSTRIAL INSURANCE IMMUNITY UNDER TITLE 51 RCW IF SUCH ASSERTION WOULD BE INCONSISTENT WITH THE RIGHT OF THE OTHER PARTY TO INDEMNIFICATION PURSUANT TO THIS SECTION 7.08. THE PARTIES AGREE THAT THIS PROVISION WAS MUTUALLY NEGOTIATED.

            (c) In no event shall Landlord, its agents, employees and/or contractors be liable for any personal injury or death or property damage caused by other lessees or persons in or about the Premises or the Property, or caused by public or quasi-public work, or for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant, except to the extent any such injury or damage is due to the negligent act or omission or willful misconduct of Landlord and/or its agents and employees.

     7.09   Damage to Tenant's Property. Notwithstanding the provisions of
Section 7.08 to the contrary, Landlord, its agents, employees and/or contractors shall not be liable for (i) any damage to property of Tenant entrusted to employees or security officers of the Building or the Property, (ii) loss or damage to any property of Tenant by theft or otherwise, or (iii) any damage to property of Tenant resulting from fire, explosion, falling substances or materials, steam, gas, electricity, water or rain which may leak from any part of the Building, the Common Areas or the Property or from the pipes, appliances or plumbing work therein or from the roof, street, or subsurface or from any other place or resulting from dampness or any other cause, except to the extent Landlord receives consideration for such damage or injury from a third party. Neither Landlord nor its agents shall be liable for interference with light or other incorporeal hereditaments. Tenant shall give prompt notice to Landlord in case Tenant is or becomes aware of fire or accidents in the Building, the Common Areas or any other portion of the Project or of defects therein in the fixtures or equipment.


                    ARTICLE VIII:  REPAIRS AND MAINTENANCE

     8.01 Landlord Repairs and Maintenance. Subject to Landlord's right to reimbursement from Tenant pursuant to Section 6.01 hereof, to the extent applicable, Landlord shall at its expense maintain in good condition and repair the structural portions of the Building including without limitation the foundation, roof, drains, downspouts, gutters, exterior walls, floors, elevators, heating, air conditioning, ventilation and other utility and mechanical systems of the Building and Common Areas of the Property. Landlord will use good faith efforts to give Tenant prior notice of the making of any such repairs which will likely interfere with Tenant's operations within the Premises or Building. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant. Except as set forth in Article XI hereof, there shall be no abatement of Rent and, except for the negligence or willful misconduct of Landlord and/ or its agents or employees, no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvement in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein; provided, that Landlord, its employees, agents and contractors use reasonable efforts not to unreasonably interfere with Tenant's business in exercise of Landlord's rights or obligations hereunder. Except as may otherwise be expressly set forth herein, Tenant affirms that neither Landlord nor any agent, employee or officer of Landlord has made any representation regarding the condition of the Premises, the Building, the Common Areas or the Project. In the event Landlord fails to make any such repairs or otherwise meet its obligations under this Section, Tenant may, upon not less than twenty (20) days' notice to Landlord, perform such task or repair and Landlord shall promptly reimburse Tenant for the reasonable cost of the same upon demand; provided, that in no event shall Tenant take any such action on behalf of Landlord with respect to any repairs which may affect occupancy or quiet enjoyment of other tenants of the Building.

     8.02   Utilities and Services. Subject to reimbursement pursuant to Section
6.01 above, Landlord shall furnish or cause to be furnished to the Premises lines for water, electricity, sewage, and telephone. Tenant shall pay before delinquency, at its sole cost and expense, all charges for water, gas, heat, electricity, power, telephone service, sewer service charges and other utilities or services charged or attributable to the Premises; provided, however, that if any such services or utilities shall be billed to Landlord and are not separately billed to the Premises, Tenant shall pay to Landlord as Additional Rent, an amount equal to that proportion of the total charges therefor which the Rentable Area of the Premises bears to the rentable area of leased area covered by such charges; provided, further that the cost of any such charges not paid directly by Tenant to the utility companies shall not exceed the cost of such service were Tenant to purchase them directly from the appropriate utility companies.

     8.03 Tenant Repairs and Maintenance. Except as otherwise set forth in Sections 8.01 and 8.02 above, Tenant shall, at Tenant's sole cost and expense, keep and maintain the entire Premises, including but not by way of limitation, all interior walls, doors, ceiling, fixtures, furnishings, drapes, specialty lamps, light bulbs, starters and ballasts, subfloors, carpets and floor coverings to the extent serving the Premises exclusively, in good repair and in a clean and safe condition. Upon expiration of the Term, Tenant shall surrender the Premises to Landlord in the same condition as when leased, reasonable wear and tear and damage by fire or other casualty not required to be repaired pursuant to this Lease excepted.

     8.04 Non-liability of Landlord. Notwithstanding anything to the contrary contained in Sections 8.01 or 8.02 above or elsewhere in this Lease, except as caused by the negligence or willful misconduct of Landlord and/or its agents and employees, Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent herein reserved be abated or rebated by reason of (a) the interruption or curtailment of the use of the Premises as a result of the installation of any equipment in connection with the Premises; or (b) any failure to furnish or delay in furnishing any services required to be provided by Landlord; or (c) the limitation, curtailment, rationing or restriction of the use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project; provided, that Landlord uses reasonable efforts to remedy any interruption in the furnishing of such services so as to minimize any interference with the use of the Premises by Tenant.

     8.05 Inspection of Premises. Landlord, at reasonable times and, except for emergencies, upon a minimum of 24 hours' notice, may enter the Premises to complete construction undertaken by Landlord on the Premises, to inspect, clean, improve or repair the same, to inspect the performance by Tenant of the terms and conditions hereof, show the Premises to prospective purchasers, tenants and lenders and for all other purposes as Landlord shall reasonably deem necessary or appropriate; provided, that Landlord shall use reasonable efforts not to interfere with Tenant's business in exercise of Landlord's rights hereunder. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss in, upon or about the Premises, arising from exercise by Landlord of its rights hereunder except as otherwise provided in
Section 8.01 or Article XI hereof.


           ARTICLE IX:  FIXTURES, PERSONAL PROPERTY AND ALTERATIONS

     9.01 Fixtures and Personal Property. Tenant, at Tenant's expense, may install any necessary trade fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without damage to the structure of the Premises. Landlord reserves the right to approve or disapprove of any interior improvements which are visible from outside the Premises or which violate any covenants, conditions or restrictions affecting the Property. Such improvements must be submitted for Landlord's written approval prior to installation, or Landlord may remove or replace such items at Tenant's sole expense. Said trade fixtures, equipment and furniture shall remain Tenant's property and shall be maintained in good condition while on the Premises and removed by Tenant upon the expiration or earlier termination of the Lease. As a covenant which shall survive the expiration or earlier termination of the Lease, Tenant shall repair, at Tenant's sole expense, all damage caused by the installation or removal of said trade fixtures, equipment, furniture or temporary improvements. If Tenant fails to remove the foregoing items prior to or upon the expiration or earlier termination of this Lease, Landlord, at its option and without liability to Tenant for loss thereof, may keep and use them or remove any or all of them and cause them to be stored or sold in accordance with applicable law, and Tenant shall, upon demand of Landlord, pay to Landlord as Additional Rent hereunder all costs and expenses incurred by Landlord in so storing and/or selling said items. In the event any such fixtures, equipment, and/or furniture of Tenant are sold by Landlord, the proceeds of such sale shall be applied, first, to all expenses of Landlord incurred in connection with storage and sale; second, to any amounts owed by Tenant to Landlord under this Lease or otherwise, and, third, the remainder, if any, shall be paid to Tenant.

     9.02 Alterations. Tenant shall not make or allow to be made any material alterations, additions or improvements to the Premises (defined as alterations, additions or improvements costing in excess of $5,000.00), or alterations, additions or improvements which affect the structural or mechanical systems of the Building, either at the inception of the Lease or subsequently during the Term, without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall deliver to Landlord the contractor's name, references and state license number, as well as full and complete plans and specifications of all such alterations, additions or improvements, and any subsequent modifications or additions to such plans and specifications, and no proposed work shall be commenced or continued by Tenant until Landlord has received and given its written approval of each of the foregoing. Landlord shall either approve or disapprove any proposed alteration, addition or improvement on or before fifteen (15) days following receipt of all of the foregoing items. Landlord does not expressly or implicitly covenant or warrant that any plans or specifications submitted by Tenant are accurate, safe or sufficient or that the same comply with any applicable laws, ordinances, building codes, or the like. Further, Tenant shall indemnify and hold Landlord and the Building harmless from any loss, cost or expense, including attorneys' fees and costs, incurred by Landlord as a result of any defects in design, materials or workmanship resulting from Tenant's alterations, additions or improvements to the Premises. All alterations, additions or improvements shall remain the property of Tenant until termination of the Lease, at which time they shall, unless otherwise elected by Landlord by written notice to Tenant, be and become the property of Landlord. Landlord shall, at the time Tenant seeks Landlord's approval of any such alterations, additions or improvements, notify Tenant whether Landlord will, at the expiration or earlier termination of this Lease, require Tenant to remove any partitions, counters, railings and/or other improvements installed by Tenant during the Term. Tenant shall repair all damage resulting from such removal or, at Landlord's option, shall pay to Landlord all costs arising from such removal. All repairs, alterations, additions and restorations by Tenant hereinafter required or permitted shall be done in a good and workmanlike manner and in compliance with all applicable laws and ordinances, building codes, by-laws, regulations and orders of any federal, state, county, municipal or other public authority and of the insurers of the Premises. If required by Landlord, Tenant shall secure at Tenant's own cost and expense a completion and lien indemnity bond or other adequate security in form and substance reasonably satisfactory to Landlord. Tenant shall reimburse Landlord for Landlord's reasonable charges (including any professional fees incurred by Landlord and a reasonable administrative fee as established by Landlord from time to time) for reviewing and approving or disapproving plans and specifications for any proposed alterations.

     9.03 Liens. Tenant shall promptly file and/or record, as applicable, all notices of completion provided for by law, and shall pay and discharge all claims for work or labor done, supplies furnished or services rendered at the request of Tenant or at the request of Landlord on behalf of Tenant, and shall keep the Premises and Property free and clear of all mechanics' and materialmen's liens in connection therewith. Landlord shall have the right, and shall be given ten (10) business days written notice by Tenant prior to commencement of the work, to post or keep posted on the Premises, or in the immediate vicinity thereof, any notices of non-responsibility for any construction, alteration, or repair of the Premises by Tenant. If any such lien is filed, Tenant shall cause same to be discharged of record within twenty (20) days following written notice thereof, or if Tenant disputes the correctness or validity of any claim of lien, Landlord may, in its reasonable discretion, permit Tenant to post or provide security in a form and amount acceptable to Landlord to insure that title to the Property remains free from the lien claimed. If said lien is not timely discharged Landlord may, but shall not be required to, take such action or pay such amount as may be necessary to remove such lien and Tenant shall pay to Landlord as Additional Rent any such amounts expended by Landlord, together with interest thereon at the Default Rate (as defined in Section 5.04 hereof), within ten (10) days after notice is received from Landlord of the amount expended by Landlord.

                   ARTICLE X:  USE AND COMPLIANCE WITH LAWS

     10.01 General Use and Compliance with Laws. Tenant shall only use the Premises for general office purposes, software and hardware integration, warranty service and storage appurtenant thereto, and uses customarily incidental thereto (but not to include any production activities unless approved by Landlord, which approval shall not be unreasonably withheld) and for no other use without the prior written the consent of Landlord. Tenant shall, at Tenant's sole cost and expense, comply with all requirements of municipal, county, state, federal and other applicable governmental authorities now or hereafter in force pertaining to Tenant's business operations, alterations and/or specific use of the Premises and/or the Project, and shall secure any necessary permits therefore and shall faithfully observe in the use of the Premises and the Project, all municipal, county, state, federal and other applicable governmental entities' requirements which are now or which may hereafter be in force. Except as otherwise provided herein, Tenant, in Tenant's use and occupancy of the Premises, shall not subject or permit the Premises and/or the Project to be used in any manner which would tend to damage any portion thereof, or which would increase the cost of any insurance paid by Landlord with respect thereto unless Tenant agrees to pay for such increased insurance cost. Tenant shall not do or permit anything to be done in or about the Premises, the Common Areas and/or the Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Common Areas and/or the Project or use or allow the Premises or any portion of the Project to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit a nuisance in, on or about the Premises, the Common Areas and/or the Project. Tenant shall comply with all covenants and obligations in the CC&R's which affect the use and operation of the Premises,
the Common Areas and/or the Project.   Tenant shall have access to the Premises
on a 7-day a week, 24 hour a day basis.

  10.02 Hazardous Materials. Tenant shall not cause or permit any Hazardous Materials (as defined hereinbelow) to be brought upon, kept or used in or about the Building, the Property, the Common Areas and/or the Project by Tenant, its agents, employees, contractors, licensees or invitees, except such Hazardous Materials that are typical in Tenant's business and that are at all times, used, kept and stored in the manner that complies with all laws, rules, regulations and ordinances now or hereafter regulating any such Hazardous Materials. If Tenant breaches the covenants and obligations set forth herein or, if the presence of Hazardous Materials on, in or about the Building, the Property or the Common Areas caused by Tenant, its agents, employees, contractors, licensees or invitees results in contamination of all or any portion of the Project or any other property, whether or not adjacent thereto, then Tenant shall indemnify, defend and hold Landlord free and harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including, without limitation, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination. This indemnification by Tenant of Landlord shall include, without limitation, any and all costs incurred with any investigation of site conditions and any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence of such Hazardous Materials caused by Tenant, its agents, employees, contractor, licensees and/or invitees in, on or about the Building, the Common Areas or the soil or ground water on or under the Property. The provisions of this Section 10.02 shall survive the expiration or earlier termination of this Lease. For purposes of the Lease, the term

"Hazardous Materials" shall mean the following: (a) those substances included within the definitions of "hazardous substances," "pollutant," or "contaminant" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et. seq. as heretofore or hereafter amended, the
                              -------
regulations

promulgated pursuant to such Act and state laws and regulations similar to or promulgated pursuant to such Act; (b) any material, waste or substance which is
(i) petroleum, (ii) asbestos, (iii) flammable explosive, or (iv) radioactive; and (c) such other substances, materials and wastes which are or become regulated as hazardous or toxic under federal, state or local law.

     10.03 To the actual knowledge of Landlord, Landlord represents and warrants that (i) the Property, Building and Premises do not contain any Hazardous Materials in violation of applicable laws, and (ii) Landlord has complied with all mandatory requirements of federal, state and local environmental laws, statutes, ordinances, regulations and orders pertaining to health, environmental conditions or hazardous substances, including without limitation those defined as "Hazardous Materials" ("Environmental Laws"). Landlord covenants and agrees to comply with all Environmental Laws regulating Hazardous Materials found in, on or about the Property. Landlord and Tenant shall promptly give written notice to the other party of any alleged or actual violation of any Environmental Law affecting the Property (including the Building and Premises). If a violation of an Environmental Law occurs or is discovered, Landlord may, at Landlord's option, either (i) remedy such violation (except for violations caused by Tenant) as soon as reasonably possible without cost or expense to Tenant, or (ii) give sixty (60) days written notice to Tenant of Landlord's option to cancel and terminate this Lease. If Landlord's remedy under Section (i) above will take more than two hundred seventy (270) days to complete based on Landlord's reasonable estimate and such violation and/or remediation will materially affect Tenant's ability to conduct its business in the Premises, then Tenant may elect to terminate this Lease upon thirty (30) days written notice. Tenant shall cooperate with Landlord in connection with the remedy, including but not limited to the approval and/or execution of required remediation plans. Landlord shall indemnify, defend and hold Tenant free and harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including without limitation, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of contamination existing upon commencement of the Lease Term by no fault of Tenant, or as otherwise results directly from Landlord's acts or omissions.

     10.04 Landlord's Representations. To induce Tenant to execute this Lease, and in addition to the other representations and warranties of Landlord contained in this Lease, Landlord warrants and represents as of the date hereof, that (i) it is the owner of the Property with good and marketable title to the Building, (ii) it has full right and lawful authority to enter into and perform Landlord's obligations under this Lease for the full Term, and (iii) this Lease, the Building, the Premises and any improvements constructed by Landlord, do not, to the best of Landlord's knowledge, violate any applicable law without limitation, zoning, building and energy codes, or the provisions of any instrument or agreement executed by Landlord that places any restrictions, encumbrances or burdens on the Property.

     10.05 Signs. The Tenant shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering, or direction on any part of the outside of the Building or the Project or visible from the outside of the Premises, the Building or the Project, except as first approved by Landlord or as may be set forth in the Plans. Subject to approval by any owners association having authority to approve signage on the Property and the City of Bothell, Landlord shall provide (a) a space on the concrete monument base and enclosure on the landscaping strip in the front of the Building which is shared with other tenants of the Building for Tenant procured signage, and (b) a space on the exterior of the Building in a location acceptable to Landlord and Tenant for the display of a Tenant- procured sign; provided that the size of such sign shall be subject to Landlord's approval as to size, design and color, which such approval shall not be unreasonably withheld.


                      ARTICLE XI:  DAMAGE AND DESTRUCTION

     11.01 Reconstruction. If the Building is damaged or destroyed during the Term, Landlord shall, except as hereinafter provided, diligently repair or rebuild it to substantially the condition in which it existed immediately prior to such damage or destruction. If Landlord is obligated or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration of only those portions of the Premises which were initially provided at Landlord's expense or as part of the original installation by Landlord for Tenant and the repair and/or restoration of other items within the Premises shall be the obligation of the Tenant. If (i) all or part of the Building is damaged or destroyed through no fault or act of Tenant or Tenant's access to the Building or parking area is materially obstructed or hindered through fault or act of Landlord, and (ii) Landlord's repair will take more than two hundred seventy (270) days to complete, based on Landlord's reasonable estimate, then Tenant may elect to terminate this Lease effective as of the date of such event by written notice to Landlord given within twenty (20) days from the date of receipt by Tenant of written notice of such determination by Landlord.

     11.02 Rent Abatement. Rent due and payable hereunder shall be abated proportionately during any period in which, by reason of any such damage or destruction, there is, for a period in excess of 48 hours, substantial interference with the operation of Tenant's business in the Premises or a material obstruction or hindrance of Tenant's access to the Premises or parking areas. Such abatement shall continue for the period commencing with such damage or destruction and ending with substantial completion by Landlord of the work of repair or reconstruction which Landlord is obligated or undertakes to do. Except for abatement of rent as contemplated above, Tenant shall not be entitled to any claim, compensation or damages for loss in the use in the whole or any part of the Premises (including loss of business) and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

     11.03 Excessive Damage or Destruction. If the Building or the Premises is damaged or destroyed to the extent that it cannot, with reasonable diligence, be fully repaired or restored by Landlord within the earlier of (i) one hundred twenty (120) days after the date of the damage or destruction, or (ii) the expiration of the Term hereof Landlord may terminate this Lease by written notice to Tenant within thirty (30) days of the date of the damage or
destruction.   If Landlord does not
elect to terminate the Lease pursuant to the above provision, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible.

     11.04 Uninsured Casualty. Notwithstanding anything contained herein to the contrary, in the event of damage to or destruction of all or any portion of the Building, which damage or destruction is not fully covered by the insurance proceeds received by Landlord under the insurance policies required under
Article 7.01 hereinabove, Landlord may terminate this Lease by written notice to Tenant given within sixty (60) days after the date of notice to Landlord that said damage or destruction is not so covered.

     11.05 Waiver. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair under the terms of this Article 11, and to the extent permitted by law, Tenant hereby waives any rights to terminate this Lease pursuant to rights otherwise accorded by law to tenants, except as expressly otherwise provided herein.

     11.06 Mortgagee's Right. Notwithstanding anything herein to the contrary, if the holder of any indebtedness secured by a mortgage or deed of trust covering the Property, the Building and/or the Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made. Upon any termination of this Lease under the provisions hereof, the parties shall be released without further obligation to the other from date possession of the Premises is surrendered to Landlord, except for items which are theretofore accrued and are then unpaid.

     11.07 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Article XI, in the event the Premises or the Building are subject to excessive damage (as defined in Section 11.03) during the last twenty-four (24) months of the Term, Landlord may elect to terminate this Lease by written notice to Tenant within thirty (30) days after the date of such damage.

                         ARTICLE XII:  EMINENT DOMAIN

     12.01 Eminent Domain. In the event the whole of the Premises, Building or Property, or such part thereof as shall substantially interfere with Tenant's use and occupation thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or is sold in lieu of or to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Except as provided below, Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant in the Premises. Nothing contained in this Section 12.01 shall be deemed to give Landlord any interest in any separate award made to Tenant for the taking of personal property and fixtures belonging to Tenant or for Tenant's moving expenses. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, Landlord shall promptly proceed to restore the Building to substantially their same condition prior to such partial taking less the portion thereof lost in such condemnation, and the Base Rent shall be proportionately reduced by the time during which, and the portion of the Premises which, Tenant shall have been deprived of possession on account of said taking and restoration.


                            ARTICLE XIII:  DEFAULT

     13.01 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" on the part of the Tenant with or without notice from Landlord:

            (a) Tenant shall fail to pay on or before the due date any installment of Rent or other payment required pursuant to this Lease within five (5) business days after receipt of written notice from Landlord (which notice shall be deemed to run concurrently with any notice required by applicable eviction and/or unlawful detainer statutes);

            (b) Tenant shall fail to comply with any term, provision, or covenant of this Lease, other than the payment of Rent or other sums of money due hereunder, and such failure is not cured within twenty (20) days after written notice thereof to Tenant (said notice being in lieu of, and not in addition to, any notice required as a prerequisite to an unlawful detainer or similar action for possession of the Premises); provided that if the nature of such cure is such that a longer cure period is necessary, Tenant shall only be in default if Tenant shall have failed to commence such cure within said twenty (20) day period and thereafter to have diligently prosecuted such cure to completion;

            (c) Tenant shall file a petition or be adjudged a debtor or bankrupt or insolvent under the United States Bankruptcy Code, as amended, or any similar law or statute of the United States or any State; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such appointment or petition, if involuntary, is not dismissed within sixty (60) days of filing; or

            (d) Tenant shall make an assignment for the benefit of creditors.

     13.02  Remedies.

            (a) Upon the occurrence of any Event of Default set forth in this Lease, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant: (i) any unpaid rent which as been earned at the time of such termination plus interest at the rates contemplated by this Lease; plus (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided plus interest at the rates contemplated by this Lease; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, plus (iv) any other amount necessary to compensate Landlord for all the damage proximately caused by Tenant's failure to perform Tenant's obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, costs to reimprove the Premises, or portions thereof, for a new tenant and leasing commissions. As used in Subsections 13.02(a) (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

           (b) In the event of any such default by Tenant, Landlord shall also have the right with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 13.02(b) shall be construed as an acceptance of a surrender of the Premises or an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

           (c) In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for the Term of this Lease on terms and conditions as Landlord at its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

           In the event that Landlord shall elect to so relet, the rents received by Landlord from such reletting shall be applied: first to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second to the payment of any costs of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the residual, if any, shall be held by Landlord and applied to payment of future Rent as the same shall become due and payable hereunder. Should that portion of such rents received from such reletting during the month which is applied to the payment of Rent be less than the Rent payable during that month by Tenant hereunder, then Tenant shall pay any such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as is certain, any of the costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rents received from such reletting.

           (d) Except as may be contrary to conflict of remedy principals, all rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant. Notwithstanding the above, Landlord shall use good faith efforts to mitigate its damages due to Tenant's default by attempting to re-let the Premises on fair market terms as reasonably determined by Landlord.

     13.03 Landlord's Default. Landlord shall not be in default unless Landlord fails to perform its obligations under this Lease within thirty (30) days after receipt of written notice thereof by Tenant, or if such failure is not reasonably capable of being cured within such thirty (30) day period, Landlord shall not be in default unless Landlord has failed to commence the cure and diligently pursue the cure to completion. If Landlord defaults, Tenant may pursue any remedy now or hereafter available to Tenant under the laws of judicial decisions of the State of Washington; provided, that in no event shall Tenant have the remedy to terminate this Lease except upon final adjudication of competent jurisdiction authorizing such default.

     13.04 Waiver of Consequential Damages. Landlord and Tenant waive any claim for consequential damages that one party may have against the other for breach of or failure to perform or observe the requirements and obligations created by this Lease. By way of illustration only and not by way of limitation, consequential damages shall include lost profits, lost business opportunities, interference with business or contractual expectancies, loss of equity and other speculative or remote damages.


                       ARTICLE XIV:  FILING OF PETITION
                                     ------------------

     Section 14.01  Tenant's Bankruptcy.
                    -------------------

     Landlord and Tenant (as either debtor or debtor-in-possession) agree that if a petition ("Petition") is filed by or against tenant under any chapter of Title 11 of the United States Code (the "Bankruptcy Code"), the following provisions shall apply:

           (a) Adequate protection for Tenant's obligations accruing after filing of the Petition and before this Lease is rejected or assumed shall be provided within fifteen (15)days after filing in the form of a security deposit equal to three months' Basic Rent and Additional Rent and other Lease charges, to be held by the court or an escrow agent approved by Landlord and the court.

           (b) The sum of all amounts payable by Tenant to Landlord under this Lease constitutes reasonable compensation for the occupancy of the Premises by Tenant.

           (c) Tenant or Trustee shall give Landlord at least 30 days written notice of any abandonment of the Premises or any proceeding relating to administrative claims. If Tenant abandons without notice, Tenant or Trustee shall stipulate to entry of an order for relief from stay to permit Landlord to reenter and relet the Premises.

           (d) If Tenant failed to timely and fully perform any of its obligations under this Lease before the filing of the Petition, whether or not Landlord has given Tenant written notice of that failure and whether or not any time period for cure expired before the filing of the Petition, Tenant shall be deemed to have been in default on the date the Petition was filed for all purposes under the Bankruptcy Code.

           (e) For the purposes of Section 365(b)(1) of the Bankruptcy Code, prompt cure of defaults shall mean cure within 30 days after assumption.

           (f) For the purposes of Section 365(b)(1) and 365(f)(2) of the Bankruptcy Code, adequate assurance of future performance of this Lease by Tenant, Trustee or any proposed assignee will require that Tenant, Trustee or the proposed assignee deposit three months of Basic Rent and Additional Rent into an escrow fund (to be held by the court or an escrow agent approved by Landlord and the court) as security for such future performance. In addition, if this Lease is to be assigned, adequate assurance of future performance by the proposed assignee shall require that: (i) the assignee have a tangible net worth not less than the tangible net worth of Tenant as of the Commencement Date or that such assignee's performance be unconditionally guaranteed by a person or entity that has a tangible net worth not less than the tangible net worth of Tenant as of the Commencement Date; (ii) the assignee demonstrate that it possesses a history of success in operating a business of similar size and complexity in a similar market as Tenant's business; and (iii) assignee assume in writing all of Tenant's obligations relating to the Premises or this Lease.

           (g) If Tenant or Trustee intends to assume and/or assign this Lease, Tenant or Trustee shall provide Landlord with 30 days written notice of the proposed action, separate from and in addition to any notice provided to all creditors. Notice of a proposed assumption shall state the assurance of prompt cure, compensation for loss and assurance of future performance to be provided to Landlord. Notice of a proposed assignment shall state: (i) the name, address, and federal tax identification and registration numbers of the proposed assignee; (ii) all of the terms and conditions of the proposed assignment, and
(iii) the assignee's proposed adequate assurance of future performance to be provided to Landlord.

           (h) If Tenant is in default under this Lease when the Petition is filed, Landlord shall not be required to provide Tenant or Trustee with services or supplies under this Lease or otherwise before Tenant assumes this Lease, unless Tenant compensates Landlord for such services and supplies in advance.


                    ARTICLE XV:  ASSIGNMENT AND SUBLETTING

     15.01 Prohibition. Tenant shall have the right to assign, mortgage, pledge or otherwise transfer or encumber this Lease, in whole or in part, or sublet, assign, or permit occupancy by any party other than Tenant of all or any part of the Premises, subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall at the time the Tenant requests the consent of Landlord, deliver to Landlord such information in writing as Landlord may reasonably require respecting the proposed assignee or subtenant including, without limitation, the name, address, nature of business, ownership, financial condition and standing of such proposed assignee or subtenant and Landlord shall have not less than twenty (20) business days after receipt of all required information to elect one of the following: (a) consent to such proposed assignment, encumbrance or sublease, (b) refuse such consent, or (c) elect to terminate the Lease, in the case of a proposed assignment, or elect to terminate the Lease with respect to the portion of the Premises proposed to be subleased, as applicable. In addition, a condition to Landlord's consent to any assignment, sublease or encumbrance of this Lease shall be the delivery to Landlord of a true copy of the fully executed instrument of assignment, transfer or encumbrance and an agreement executed by the assignee, sublessee or other transferee in form and substance satisfactory to Landlord and expressly enforceable by Landlord, whereby the assignee assumes and agrees to be bound by the terms and provisions of this Lease and perform all the obligations of Tenant hereunder with respect to the assigned or subleased portion of the Premises. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease, including Tenant's obligation to pay Base Rent and Additional Rent hereunder. Any purported assignment or subletting contrary to the provisions hereof without consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment of subletting.

     15.02 Excess Rental. If pursuant to any assignment or sublease, Tenant receives rent, either initially or over the term of the assignment or sublease, in excess of the Rent called for hereunder, or in the case of this sublease of a portion of the Premises in excess of such Rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord, as Additional Rent hereunder, fifty percent (50%) of the excess of each such payment of rent received by Tenant after its receipt.

     15.03 Scope. The prohibition against assigning or subletting contained in this Article XV shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease be assigned, or if the underlying beneficial interest of Tenant is transferred, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the immediately preceding paragraph, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

     15.04 Waiver. Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee or failure of Landlord to take action against any assignee or sublease, Tenant hereby agrees that Landlord may, at its option, and upon not less than ten (10) days' notice to Tenant, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

     15.05 Change in Control. If Tenant is a partnership, a withdrawal of or change in partners, in one or more transfers, owning more than a fifty percent (50%) interest in the partnership, shall constitute a voluntary assignment and shall be subject to the provisions of this Article XV. If the Tenant is a corporation, a transfer of fifty percent (50%) or more of the corporation's stock or assets in one or more transfers to a single party and/or its affiliates, or a change in the control of such company pursuant to a merger, consolidation, sale of assets or otherwise, shall be deemed for the purposes hereof to be an assignment of this Lease, and shall be subject to the provisions of this Article XV. Notwithstanding anything in this Lease to the contrary, Landlord's prior consent shall not be required for any assignment, sublease or other transfer of Tenant's interest in the Premises or the Lease to any corporation with which Tenant may merge or consolidate or become affiliated as a parent, subsidiary, holding company or otherwise, or to an entity in which Tenant has a controlling interest; provided, that such successor entity has a tangible net worth and associated proportions of current and fixed assets with corresponding associated proportions of current and long-term liabilities the same or better than that of Tenant, all as substantiated and approved by Landlord. Neither shall the restrictions of this Section apply to the sale of shares of Tenant in connection with a public offering under NYSC, NASDAQ or AMEX


       ARTICLE XVI:  ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION

     16.01 Estoppel Certificates. Within ten (10) business days after request therefor by Landlord, or if on any sale, assignment or hypothecation by Landlord of Landlord's interest in the Property, the Project and/or the Premises, or any part thereof, an estoppel certificate shall be required from Tenant, Tenant shall deliver, in recordable form, a certificate in the form attached hereto as Exhibit G, or in such other form as requested by Landlord, to any proposed mortgagee or purchaser, and to Landlord, certifying (if such be the case) that this Lease is in full force and effect, the date of Tenant's most recent payment of Rent, and that Tenant has no defenses or offsets outstanding, or stating those claimed by Tenant, and any other information contained in such Exhibit G or reasonably requested by Landlord or such proposed mortgagee or purchaser. Tenant's failure to deliver said statement within said period shall, at Landlord's option be an Event of Default hereunder and shall in any event be conclusive upon Tenant that: (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance and Tenant has no right to offset, counterclaim or deduction against Rent hereunder; and (iii) no more than one period's Base Rent has been paid in advance.

     16.02 Attornment. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust made by Landlord, its successors or assigns, encumbering the Building, or any part thereof or in the event of termination of a ground lease, if any, and if so requested, attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and recognize such purchaser as Landlord under this Lease; provided, that such purchaser recognizes Tenant's rights under this Lease and agrees not to disturb Tenant's quiet possession of the Premises for so long as Tenant is not in default hereunder.

     16.03 Subordination. The rights of Tenant hereunder are and shall be, at the election of any mortgagee or the beneficiary of a deed of trust encumbering the Property and or Building, automatically subject and subordinate to the lien of such mortgage or deed of trust, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Property and/or the Building, and to all advances made or hereafter to be made upon the security thereof; provided, however, that notwithstanding such subordination, so long as Tenant is not in default under any of the terms, covenants and conditions of the Lease, neither the Lease nor any of the rights of Tenant hereunder shall be terminated or subject to termination by any trustee's sale, any action to enforce the security, or by any proceeding or action in foreclosure. If requested, Tenant agrees to execute such documentation as may be required by Landlord or its lender to further effect the provisions of this Article and other reasonable requirements of Landlord's lender; provided, that
(a) any such documentation contains a provisions to the effect that so long as Tenant is not in default under this Lease beyond any applicable cure period, Tenant's possession and enjoyment of the Property will not be disturbed, and (b) that upon foreclosure of any such mortgage or deed of trust or other proceeding or action for the enforcement thereof, or of any sale thereunder, this Lease shall remain in full force and effect and the rights and possession of Tenant under this Lease shall not be disturbed..

     16.04 Recording. Tenant covenants and agrees with Landlord that Tenant shall not record this Lease or any memorandum thereof without Landlord's prior written consent. Notwithstanding the provisions of Section 16.03, in the event that Landlord or its lender requires this Lease or a memorandum thereof to be recorded in priority to any mortgage, deed of trust or other encumbrance which may now or at any time hereafter affect in whole or in part the Building, the Property or the Project, and whether or not any such mortgage, deed of trust or other encumbrance shall affect only the Building, the Property or the Project, or shall be a blanket mortgage, deed of trust or encumbrance affecting other premises as well, the Tenant covenants and agrees with Landlord that the Tenant shall execute promptly upon request from Landlord any certificate, priority agreement or other instrument which may from time to time be requested to give effect thereto.

                         ARTICLE XVII:  MISCELLANEOUS

  17.01 Notices. All notices required to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or by personal delivery, to the appropriate address indicated in Section 1.01 hereof or at such other place or places as either Landlord or Tenant may, from time to time, respectively, designate in a written notice given to the other. Notices shall be deemed sufficiently served upon the earlier of actual receipt or the expiration of three (3) days after the date of mailing thereof.

  17.02 Successors Bound. This Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective assignees, subject to the provisions hereof. Whenever in this Lease a reference is made to Landlord, such reference shall be deemed to refer to the person in whom the interest of Landlord shall be vested, and Landlord shall have no obligation hereunder as to any claim arising after the transfer of its interest in the Building. Any successor or assignee of the Tenant who accepts an assignment of the benefit of this Lease and enters into possession or enjoyment hereunder shall thereby assume and agree to perform and be bound by the covenants and conditions thereof. Nothing herein contained shall be deemed in any manner to give a right of assignment without the prior written consent of Landlord pursuant to, or otherwise as provided in, Article XV hereof.

  17.03 Waiver. No waiver of any default or breach of any covenant by either party hereunder shall be implied from any omission by either party to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver and said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein by either party shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by either party requiring further consent or approval shall not be deemed to waive or render unnecessary their consent or approval to or of any subsequent similar acts.

  17.04 Subdivision and Easements. Landlord reserves the right to: (a) subdivide the Project and/or Property; (b) alter the boundaries of the Property; and (c) grant easements on the Property and/or Project and dedicate for public use portions thereof; provided, however, that no such grant or dedication shall materially interfere with Tenant's use of the Premises. Tenant hereby consents to such subdivision, boundary revision, and/or grant or dedication of easements and agrees from time to time, at Landlord's request, to execute, acknowledge and deliver to Landlord, in accordance with Landlord's instructions, any and all documents, instruments, maps or plats necessary to effectuate Tenant's consent thereto.

  17.05 Landlord's Reserved Rights in Common Areas. Landlord reserves the right from time to time, provided that Tenant's use and enjoyment of the Premises is not materially and adversely affected thereby, to: (a) install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduit, wires and appurtenant meters in the Building which are so located or located elsewhere outside the Building; (b) make changes to the Common Areas and/or the parking facilities located thereon, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (c) close temporarily all or any portion of the Common Areas and/or the Building in order to perform any of the foregoing or any of Landlord's obligations under this Lease, so long as reasonable access to the Building remains available during normal business hours; and (d) alter, relocate or expand, and/or to add additional structures and improvements to, or remove same from, all or any portion of the Common Areas or other portions of the Project; provided, that Landlord shall repair any damage to the Premises resulting from the exercise by Landlord of its rights hereunder and provided, further that no such changes shall materially affect the useability of the Premises by Tenant, the visibility of or access to the Premises or reduce available parking provided to the Premises pursuant to
Section 1.01.

  17.06 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

  17.07 Limitation of Landlord's Liability. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, employees or shareholders of Landlord or its partners, and Tenant shall look solely to the Property, and the rents and profits therefrom, for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners, directors, officers, employees or shareholders of Landlord or its partners or any of their personal assets for such satisfaction, except for actions of such individuals to the extent constituting fraud or criminal misconduct.

  17.08  Time.  Time is of the essence of every provision hereto.

  17.09 Attorneys' Fees. In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease or in the event suit is brought for the recovery of any Rent due under this Lease or the breach of any covenant or condition of this Lease, or for the restitution of the Premises to Landlord and/or eviction of Tenant during the Term of this Lease, or after the expiration thereof, the prevailing party will be entitled to a reasonable sum for attorneys' fees, witness fees and other court costs, both at trial and on appeal.

  17.10 Captions and Article Numbers. The captions, article and section numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent or such sections or articles of this Lease nor in any way affect this Lease.

  17.11 Severability. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Lease, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

  17.12 Applicable Law. This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the state of Washington.

  17.13 Submission of Lease. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of or option for leasing the Premises. This document shall become effective and binding only upon execution and delivery hereof by Landlord and Tenant. No act or omission of any officer, employee or agent of Landlord or Tenant shall alter, change or modify any of the provisions hereof.

  17.14 Holding Over. Should Tenant, or any of its successors in interest, hold over the Premises or any part thereof after the expiration or earlier termination of this Lease without Landlord's prior written consent, such holding
                          -------
over shall constitute and be construed as tenancy at sufferance only, at a monthly rent equal to one hundred fifty percent (150%) of the Base Rent owed during the final month of the Term of this Lease and otherwise upon the terms and conditions in the Lease, so far as applicable. Should Tenant, or any of its successors in interest, hold over the Premises or any part thereof after the expiration or earlier termination of this Lease with Landlord's prior written
                                                ----
consent, such holding over shall constitute and be construed as a tenancy from month to month only, at a fair market monthly rent as agreed by Landlord and Tenant and otherwise upon the terms and conditions of this Lease, so far as applicable. The acceptance by Landlord of Rent after such expiration or early termination shall not result in a renewal or extension of this Lease. The foregoing provisions of this Section 16.14 are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises on the expiration of this Lease and/or to remove all Tenant's fixture and/or personal property pursuant to Section 9.01 hereof, Tenant shall indemnify and hold Landlord harmless from and against all loss or liability resulting directly and proximately therefrom, including without limitation, any claim made by any succeeding tenant resulting from such failure to surrender by Tenant and any attorneys' fees and costs incurred by Landlord with respect to any such claim.

  17.15 Rules and Regulations. At all times during the Term, Tenant shall comply with Rules and Regulations for the Building and the Project, as set forth in Exhibit H attached hereto, together with such amendments thereto as Landlord may from time to time reasonably adopt and enforce in a non-discriminatory fashion.

  17.16 Parking. Unless Tenant is in default hereunder, Tenant shall be entitled to the number of vehicle parking spaces designated in Section 1.01 hereof for the non-exclusive use of Tenant, its employees, visitors and customers, the location of which shall be determined by Landlord upon completion of the Building. All parking spaces shall be available for the common use of the tenants, subtenants and invitees of the Project on a nonexclusive basis, subject to any reasonable restrictions from time to time imposed by Landlord. Tenant shall not use or permit its officers, employees or invitees to use more than the number of spaces designated in Section 1.01 or any spaces which have been specifically reserved by Landlord to other tenants or for such other uses as have been designated by appropriate governmental entities as being restricted to certain uses. Tenant shall at all times comply and cause its officers, employees and invitees to comply with any parking Rules and Regulations as Landlord may from time to time reasonably adopt.

  17.17 No Nuisance. Tenant shall conduct its business and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance, or interfere with, annoy or disrupt any other tenant or Landlord in its operation of the Building or Project.

  17.18 Broker. Each of Tenant and Landlord warrant that it has had no discussions, negotiations and/or other dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Cushman & Wakefield ("Brokers"), and that it knows of no other real estate broker or agent who is or may be entitled to any commission or finder's fee in connection with this Lease. Landlord to pay Broker(s) a commission pursuant to separate agreement. Each Tenant and Landlord agrees to indemnify the other and hold the other harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation, attorneys' fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of such party's discussions, negotiations and/or dealings with any real estate broker or agent. This Section 17.18 is not intended to benefit any third parties and shall not be deemed to give any rights to brokers or finders. No commission(s) or finders fee(s) shall be paid to Tenant, employee(s) of Tenant or any unlicensed representative of Tenant.

  17.19 Landlord's Right to Perform. Upon Tenant's failure to perform any obligation of Tenant hereunder after notice from Landlord pursuant to Section
13.01 above, including without limitation, payment of Tenant's insurance premiums, charges of contractors who have supplied materials or labor to the Premises, etc., Landlord shall have the right to perform such obligation of Tenant on behalf of Tenant and/or to make payment on behalf of Tenant to such parties. Tenant shall reimburse Landlord the reasonable cost of Landlord's performing such obligation on Tenant's behalf, including reimbursement of any amounts that may be expended by Landlord, plus interest at the Default Rate, as Additional Rent.

  17.20 Assignment by Landlord. In the event of a sale, conveyance, or other transfer by Landlord of the Building, the Property or the Project or in the event of an assignment of this Lease by Landlord, the same shall operate to release Landlord from any further liability upon any of the covenants or conditions, express or implied, herein contained on the part of Landlord, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising out of this Lease from and after
the effective date of said release.   In such event, Tenant agrees to look
solely to the successor in interest of transferor; provided, that such successor or transferee has assumed all obligations under this Lease. If any Security Deposit is given by Tenant to secure performance of Tenant's covenants hereunder, Landlord may transfer such Security Deposit to any purchaser and thereupon Landlord shall be discharged from any further liability in reference thereto.

  17.21 Entire Agreement. This Lease sets forth all covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Building and the Project, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between Landlord and Tenant other than as are herein set forth. No subsequent alteration, amendment, change or addition to the Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

  17.22 Quiet Enjoyment. Subject to the provisions of this Lease and conditioned upon the performance of all of the provisions to be performed by Tenant hereunder, Landlord shall secure to Tenant during the Term hereof the quiet and peaceful possession of the Premises and all rights and privileges appertaining thereto.

  17.23 Consents. Whenever the approval or consent of Landlord or Tenant is required under the terms of this Lease, such consent shall not be unreasonably withheld or delayed.

  17.24 Exhibits. Exhibits A through I are attached to this Lease after the signatures and by this reference incorporated herein.
roved screening.

  17.25 Credit Enhancement. Simultaneously with execution of this Lease, Tenant shall deliver to Landlord a site draft irrevocable letter of credit issued by a bank acceptable to Landlord in its sole discretion, in the amount of $170,000.00 (which amount shall be increased if required by the provisions of Subsection 3.01(d)(2)(bb) above), in the form attached hereto as Exhibit I (the "LC"), as
                                                      ---------
security for the full and faithful performance of every provision of this Lease to be performed by Tenant. The LC shall be (i) unconditional and irrevocable,
(ii) permit partial draws by Landlord at any time upon notice by Landlord that Tenant is in default under this Lease, and (iii) have a term of at least one year, which shall be renewable each year throughout the Lease Term. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, the repair of damage to the Premises caused by Tenant and/or cleaning the Premises upon termination of this Lease, Landlord may draw on all or any part of the LC for the payment of any Rent or any other sum in default and any and all other amounts to which Landlord may be entitled under this Lease, including without limitation Section 13.02. Upon any draw upon the LC by Landlord, Tenant shall, upon demand by Landlord, restore the LC to its original amount (as may be reduced as contemplated below). Tenant shall cause the LC to be renewed for each year of the Lease Term. If Tenant shall fail to provide such LC upon execution of this Lease, or fails to replace it with an approved LC not less than thirty (30) days prior to the expiration date of any such LC, then the Tenant shall be considered to be in default under the terms of this Lease and Landlord shall have the right to exercise any of its available remedies pursuant to Section 13.02 of this Lease and shall, in addition, have the right to draw against the full amount of the LC and thereafter hold the same as security for Tenant's obligations under this Lease for the entire Lease Term . Landlord shall be entitled to withdraw from such sums the amount of any unpaid Base Rent, Additional Rent or other charges not paid to Landlord when due. Landlord shall pay Tenant the remaining balance thereof, if any, without any liability for interest thereon, within thirty (30) days after the expiration or prior termination of the Lease Term, if and only if Tenant has fully performed all of its obligations under the terms of this Lease.

  17.26 Satellite Dish. Tenant shall have the right to place a satellite dish on the roof of the Building, subject to approval of the City of Bothell (if required) and Landlord's approval of the actual location of the same and the providing by Tenant of Landlord-approved screening.

  17.27 Conditions. Landlord's obligations under this Lease are conditioned upon (a) the approval by Landlord's board of directors on or before the date ten
(10) business days after mutual execution of this Lease by the parties; and (b) Landlord's ability to obtain all necessary approvals and permits for the construction of the Building and the Premises pursuant to this Lease on or before June 1, 1999. In the event the above conditions are not met or waived by Landlord by the specified dates, this Lease shall terminate at the election of Landlord, in which event neither party shall have any further rights or obligations hereunder.

  IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

"Landlord"                                 "Tenant"

S/I NORTHCREEK II, LLC,                    DATA CRITICALCORPORATION
A Washington limited liability company     a Delaware corporation


By:  /s/ - Dan Ivanoff___________        By: /s/ - Bob Benson
Its:  Managing member__________          Its: CFO________________________

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

  I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

  On this 16th day of December, 1998, before me personally appeared Robert Benson, to me known to be the CFO of Data Critical Corp., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

  WITNESS my hand and official seal hereto affixed the day and year first above written.


  /s/  Nicolle Shewell____________________________________________________
  Notary Public in and for the State of Washington,
  residing at Redmond, WA________________________________________
  My commission expires:2/00_____________________________

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

  I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

  On this 28th day of December, 1998, before me personally appeared Dan Ivanoff, to me known to be the Vice President of Schnitzer North Creek, the company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

  WITNESS my hand and official seal hereto affixed the day and year first above written.


  / s / Ashlee Anderson______________________________________
  Notary Public in and for the State of Washington, residing at 2353 130th Ave. NE, Bellevue, WA 98005_________
  My commission expires: 10-31-02____________________________

                                   EXHIBIT A


LOT 20A

THAT CERTAIN PARCEL OF LAND SITUATED IN THE CITY OF BOTHELL, COUNTY OF KING, STATE OF WASHINGTON, BEING THOSE PORTIONS OF LOTS 19 AND 20 OF KOLL CENTER NORTH CREEK AS SHOWN ON A PLAT THEREOF FILED IN VOLUME 132 OF PLATS, PAGES 29 THROUGH 35, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHERLY TERMINUS OF THAT CERTAIN COURSE ON THE WESTERLY LINE OF TRACT "F" OF SAID KOLL CENTER NORTH CREEK SHOWN AS "NORTH 18'45'36" WEST
254.21 FEET" ON SAID PLAT; THENCE ALONG SAID COURSE SOUTH 18'45'36" EAST 147.28 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 70'39'25" WEST 66.03 FEET; THENCE NORTH 19'20'35" WEST 129.50 FEET TO THE BEGINNING OF A CURVE CONCAVE EASTERLY AND HAVING A RADIUS OF 440.50 FEET; THENCE ALONG SAID CURVE NORTHERLY
238.79 FEET THROUGH A CENTRAL ANGLE OF 31'03'34" TO A LINE PARALLEL WITH AND
41.89 FEET SOUTHERLY OF THE NORTHERLY LINE OF SAID LOT 19; THENCE NON-TANGENT FROM SAID CURVE, ALONG SAID PARALLEL LINE NORTH 87'43'07" WEST 302.50 FEET TO A LINE PARALLEL WITH AND 305.00 FEET EASTERLY OF THE EASTERLY MARGIN OF NORTH CREEK PARKWAY AS SHOWN ON SAID PLAT; THENCE ALONG SAID PARALLEL LINE SOUTH 02'16'53" EAST 417.56 FEET TO A POINT ON A NON-TANGENT CURVE CONCAVE SOUTHERLY AND HAVING A RADIUS OF 1055.00 FEET, A RADIAL LINE OF SAID CURVE FROM SAID POINT BEARS SOUTH 15'24'17" EAST; THENCE ALONG SAID CURVE WESTERLY 56.21 FEET THROUGH A CENTRAL ANGLE OF 03'03'09"; THENCE ALONG A RADIAL LINE OF SAID CURVE SOUTH 18'27'26" EAST 183.47 FEET TO THE SOUTHERLY LINE OF SAID LOT 20 AND A POINT ON A NON-TANGENT CURVE CONCAVE SOUTHERLY AND HAVING A RADIUS OF 1200.00 FEET, A RADIAL LINE OF SAID CURVE FROM SAID POINT BEARS SOUTH 12'23'38" WEST; THENCE ALONG SAID SOUTHERLY LINE AND ALONG THE EASTERLY LINE OF SAID LOT 20 THROUGH THE FOLLOWING COURSES: ALONG SAID CURVE EASTERLY 275.82 FEET THROUGH A CENTRAL ANGLE OF 13'10'10"; THENCE SOUTH 89'13'28" EAST 100.00 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 100.00 FEET; THENCE ALONG SAID CURVE NORTHEASTERLY AND NORTHERLY AND NORTHERLY 191.18 FEET THROUGH A CENTRAL ANGLE OF 109'32'08"; THENCE NORTH 18'45'36" WEST 106.93 FEET TO THE TRUE POINT OF BEGINNING.

                                   EXHIBIT B
                               PROJECT SITE PLAN


                                    Graphic
                             Schnitzer North Creek
                              Technology Campus I
                                  Bothell, WA

                                   EXHIBIT C
                                  FLOOR PLAN


                                    Graphic
               Data Critical Space Plan/Northcreek - Building E
                                   12/10/98

                                   EXHIBIT D
                                 Data Critical
                                 Work Schedule

Work Activity                                                    Milestone
-------------                                                    ---------

Execution of Letter of Intent                                     10/22/98

Space Programming Commences                                       10/11/98

Draft Lease Complete                                               11/2/98

Commence Building Shell Construction                               9/16/98

Tenant Improvement Space Plan Complete  (30% Documents)           11/30/98

30 % Document Pricing Complete                                     12/8/98

Lease Agreement Execution                                         12/11/98

Tenant Improvement Design Development Plan  (60% Documents)       12/21/98

Submit for Tenant Improvement Permit                              12/21/98

60% Document Pricing Complete                                     12/31/98

Tenant Improvement Bid Set  (90% Documents)                        1/12/99

Tenant Improvement Mechanical Plan                                 1/26/99

Tenant Improvement Electrical Plan                                 1/26/99

G-Max Pricing Complete                                             1/26/99

100% Interior For Construction Drawings Complete                    2/1/99

Pull Tenant Improvement Permit                                      3/3/99

Commence Interior Improvements                                      3/3/99

Data Critical FF&E Set-Up                                           5/5/99

Complete Building Shell & Interior Improvements                    5/28/99

Certificate of Occupancy or Other Approval to Occupy                6/1/99

Data Critical Occupancy & Lease Commencement                        6/1/99

Punch List Completion                                              6/29/99

                                  EXHIBIT E-1

            LIST OF PLANS AND SPECIFICATIONS FOR BASE BUILDING "E"
                        SHELL AND SITEWORK IMPROVEMENTS


SHEET #                               SHEET TITLE                                       CONSULTANT                 DATE
                                                                                                              ---------------
-----------------------------------------------------------------------------------------------------------------------------
T1.1       General Information                                                  Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
T1.2       Zoning & Code Information                                            Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
C0.1       Site Survey  North                                                   P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C0.2       Site Survey  Central                                                 P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C0.3       Site Survey  South                                                   P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C1.1       Grading & Erosion Control Plan - North                               P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C1.2       Grading & Erosion Control Plan  Central                              P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C1.3       Grading & Erosion Control Plan - South                               P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C1.4       Grading Plan Notes & Details                                         P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C2.1       Storm Drainage Plan  North                                           P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C2.2       Storm Drainage Plan  Central                                         P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C2.3       Storm Drainage Plan  South                                           P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C2.4       Storm Drainage Notes & Details                                       P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C2.5       Storm Drainage Details                                               P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C3.1       Water & Sanitary Sewer Plan  North                                   P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C3.2       Water & Sanitary Sewer Plan  Central                                 P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C3.3       Water & Sanitary Sewer Plan  South                                   P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C3.4       Water Notes & Details                                                P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C3.5       Sewer Notes & Details                                                P.A.C.E.                              7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C4.1       Composite Utility Plan  North                                        P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C4.2       Composite Utility Plan  Central                                      P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C4.3       Composite Utility Plan  South                                        P.A.C.E                               7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C5.1       Horizontal Control Plan  North                                       P.A.C.E.                              7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C5.2       Horizontal Control Plan  Central                                     P.A.C.E.                              7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C5.3       Horizontal Control Plan  South                                       P.A.C.E.                              7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C5.4       Erosion Control Notes & Details                                      P.A.C.E.                              7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C6.1       North Creek Parkway Improvements                                     P.A.C.E.                              7/02/98
-----------------------------------------------------------------------------------------------------------------------------
C6.2       Improvement Notes & Details                                          P.A.C.E.                              7/02/98
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
L1.1       Landscape & Tree Retention Plan - Central                            Weisman Design Group                  7/08/98
-----------------------------------------------------------------------------------------------------------------------------
L1.3       Landscape Schedule & Details                                         Weisman Design Group                  6/02/98
-----------------------------------------------------------------------------------------------------------------------------
L1.4       Site Furniture Layout Plan                                           Weisman Design Group                  6/02/98
-----------------------------------------------------------------------------------------------------------------------------
L2.1       Irrigation Plan  Central                                             Weisman Design Group                  7/08/98
-----------------------------------------------------------------------------------------------------------------------------
L2.3       Irrigation Schedules & Details                                       Weisman Design Group                  6/02/98
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
A1.1       Architectural Site Plan                                              Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A1.3       Enlarged Site Plan  Building E                                       Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A2.2       First & Second Floor Plans - Building E                              Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A2.7       Roof Plan  Building E                                                Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A2.12      Enlarged Floor Plan, Elevations & Wall Sections  Entry "B"           Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
A2.13      Enlarged Floor Plan, Elevations & Wall Sections  Entry "C"           Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A2.14      Enlarged Entry First & Second Floor Plans                            Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A2.15      Enlarged Typical Panel Floor Plans & Elevation, Wall Sections        Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A2.16      Enlarged Core Plans & Interior Elevations                            Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A3.1       Schedules                                                            Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A4.2       Building E  Exterior Elevations                                      Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A7.1       Vertical Circulation                                                 Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A7.2       Vertical Circulation                                                 Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A8.1       Exterior Details                                                     Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A8.2       Exterior Details                                                     Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
A8.3       Exterior Details                                                     Synthesis Architects                  7/02/98
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
S1.1       Structure General Notes                                              DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S2.2.1     Foundation Plan  Building E                                          DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S2.2.2     2nd Floor Framing Plan  Building E                                   DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S2.2.3     Roof Framing Plan  Building E                                        DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S2.6.1     Loading Dock Foundation Plans  Bldngs D,E,F,G,H                      DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S3.2.1     Structural Panel Elevations  Building E                              DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S3.2.2     Structural Panel Elevations  Building E                              DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S4.1.1     Foundation Details                                                   DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S4.1.2     Foundation Details                                                   DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S4.2.1     Floor Framing Details                                                DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S4.3.1     Floor Framing Details                                                DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S4.4.1     Tilt-Up Panel Structural Details                                     DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S4.5.1     Brace Framing and Shearwall Details                                  DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S4.5.2     Shearwall Details                                                    DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S4.6.1     Miscellaneous Structural Details                                     DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------
S4.6.2     Miscellaneous Structural Details                                     DCI Engineers                         7/02/98
-----------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT E-2

                    OUTLINE SPECIFICATIONS TO BASE BUILDING
            SHELL AND DESIGN/BUILD MECHANICAL & ELECTRICAL SYSTEMS

                   North Creek Technology Campus Building E
                            Schnitzer North Creek,
                              Bothell, Washington


General Assumptions
-------------------

 .  Building foot print: Pursuant to Exhibit E-1
   .  Gross building area: Pursuant to Exhibit E-1
   .  Total campus lot size: Pursuant to Exhibit E-1
   .  Concrete tilt-up with steel roof joist and steel deck.
   .  Steel and concrete mezzanine through out.
   . Clear height 13'-4" feet to lowest point of mezzanine structure above finished floor at the first floor.
   . Clear height 10 feet to lowest point of roof structure above finish floor at the second floor.
   .  Construction type: III -- One Hour
   .  Occupancy type: B/S1

Division 2 - Site Work
----------------------
2.20  Site Earthwork
   .  Pursuant to Exhibit E-1

2.25  Building Earthwork
   .  Pursuant to Exhibit E-1

2.30  Piling & Caissons
   .  Pursuant to Exhibit E-1

2.44  Site Improvements
   .  Pursuant to Exhibit E-1

2.70  Utilities
   .  Pursuant to Exhibit E-1

Division 3 - Concrete
---------------------

3.10  Footings
   .  Pursuant to Exhibit E-1

3.20  Floor
   .  Pursuant to Exhibit E-1

3.70  Tilt-up Wall Panels
   .  Pursuant to Exhibit E-1

Division 5 - Metals
-------------------

5.10  Structural Steel
   .  Pursuant to Exhibit E-1

5.20  Engineered Steel Joists
   .  Pursuant to Exhibit E-1

5.30  Steel Decking
   .  Pursuant to Exhibit E-1

5.50  Miscellaneous Steel
   .  Material finish to specifications below.

Division 6 - Wood & Plastics
-----------------------------

6.20  Finish Carpentry
   . Restroom vanity counter top and back splash in a choice of standard plastic laminate finishes.

Division 7 - Thermal and Moisture Protection
--------------------------------------------

7.58  Insulation
   .  Pursuant to Exhibit E-1

7.51  Roof Membrane
   .  Pursuant to the specification manual listed Exhibit E-1.
      (Specification manual takes precedence over drawing notes for this line item)

Division 8 - Doors/Frames/Hardware and Glazing
----------------------------------------------

8.20  Wood Doors and Frames
   .  Pursuant to Exhibit E-1

8.41  Aluminum Window & Entry System
   .  Pursuant to Exhibit E-1
   . Landlord shall allow Tenant, at Tenant sole cost and expense, to install a storefront glazing system at the overhead door location.

Division 9 - Finishes
---------------------

16.80 GWB & Metal Stud Framing
    . All perimeter walls to be furred with 3 1/2" metal studs and insulated with R-11 batt insulation.
    . All core area walls to be framed and finish taped, ready for paint.
    . All columns will be wrapped and finish taped to 10 feet above finish floor.

16.80 Acoustical Treatment
    . Provide and install 2' x 4' ceiling grid through the building.
    . Provide and install 2' x 4', second look ceiling tiles in all core areas, tile for future tenant areas to be stock on site for future installation in a quantity equal to 1.1 times the ceiling area (less core areas).

16.80 Flooring
    . Provide ceramic tile at all restroom floors and ceramic tile wainscot to
      6' at all walls.
    . Provide VCT in all utility closets.
    . Elevator equipment room remain exposed, sealed, concrete.
    . Provide stone tile flooring in the main entry to a maximum of 400 square feet.
    . Provide carpet at all remaining core areas not previously addressed.

9.90  Painting
   . A two color paint scheme with one coat of concrete primer and one coat of textured elastomeric paint over concrete tilt-up panels.

   . A two color paint scheme with two coat of laytex paint at all finished core gypsum wall board.

Division 10 - Specialties
-------------------------

10.10 Toilet Partitions
    . Provide standard and handicap accessible toilet partitions, with urinal screens in manufacture's standard plastic laminate colors.
10.20 Window Coverings
    . Provide building standard window blinds at exterior windows located within
      Tenant's premises.
10.40 Identifying Devices
    . Interior and exterior identification placards and code required signage.
10.50 Fire Extinguishers
    . Provide fire extinguishers per local regulations. Each extinguisher shall include a semi-recessed brushed stainless steel cabinet for mounting in finished areas.
10.60 Restroom Mirrors
    . Provide plate glass mirror for installation in the core restrooms.
10.70 Toilet Accessories
    . Provide toilet accessories for installation in the core restrooms, including: trash receptacles, soap dispensers, paper towel dispensers, toilet paper dispensers.

Division 14  Vertical Transportation
------------------------------------

16.80 Hydraulic Elevator (for the entire building)
    . Provide one pile supported elevator pit per manufacture's recommendation. . Provide one holess hydraulic elevator, with manufactures standard cab finishes.

Division 15 - Mechanical
------------------------

15.40 Plumbing (for the entire building)
    . Provide interior roof drains per plan.
    . Provide one exterior hose bib located adjacent to main entry.
    . Provide floor drains at all restrooms, riser room, and janitor closets.
    . Toilets to be wall hung, flush valve.
    . Provide urinals, lavatories, and mop sinks as indicated on the plans. . Provide drinking fountains in core areas as indicated on the plans.
    . Provide two (2) each men and women handicap accessible shower rooms accessed from core and shell restrooms.

15.50 Fire Protection (for the entire building)
    . Fire sprinkler to be NFPA-13 approved ordinary hazard group one, with a design density of .15 gpm/1500 square foot of building area.

15.80 HVAC (for the entire building)
    . Provide and install a VAV heating and cooling system with service to all cores, and main ducting to developer supplied and installed heating boxes located in future tenant spaces.
    . Two (2) ninety (90) ton Trane manufactured roof top HVAC units will provide electric heating and cooling for the entire building.
    . Sixty Two (62) VAV terminal boxes are supplied for the entire building.
    . Exhaust fans and ducting, as required, for restroom and elevator machine room.
    . Circon controls monitoring and regulating the entire HVAC system.

Division 16 - Electrical
------------------------

16.10 Electrical Service (for the entire building)
    . Main electrical service includes 2,000 amps of 480/277 volt, 3 phase power via a main distribution panel located in a first floor electrical equipment room
    . One (1) 200 amp house panels @ 277/480 volt, 3 phase supporting common area equipment.
    . Disconnects, feeders, and cans to each floor to provide for Tenant premises power.
    . One (1) 45 KVA transformer supporting common area equipment.
    . One (1) 100 amp house panel @ 120/208 volt, single phase supporting common area equipment.
    . Single meter service set-up.

16.20 Site (for the entire building)
    . Exterior pole mounted lighting as indicated on plans.
    . Two (2) 4" telephone conduits from existing utility vaults to the building.
    . One (1) 4" private communications conduit from existing utility vaults to the building.

16.80 Equipment Connections (for the entire building)
    . Power and connections to all roof mounted HVAC equipment.
    . Power and connections for one hydraulic elevator.
    . Power and connections to all common area equipment.

16.80 Lighting (for the entire building)
    . Finish lighting at all core and common areas.
    . Stock future 2' x 4' parabolic troffer fixtures at the rate of one per one hundred usable square feet within Tenant premises.

16.80 Fire Alarm (for the entire building)
    . Automatic fire alarm monitoring system per City of Bothell code.

16.81 Security Alarm (for the entire building)
    . Contacts at first floor perimeter doors tied to central monitoring system.

Exclusions

    . Special electrical/plumbing rough-ins and hookups to equipment, other than those specifically included.
    . Task lighting required for specific areas.
    . Telephone wiring and accessories.
    . Window blinds and/or coverings outside of Tenant premises.
    . Industrial waste system.

                                   EXHIBIT F

                              LEASE CONFIRMATION


This Lease Confirmation is made ________________, 19____, by
__________________________________, a _______________________________
("Tenant"), who agree as follows:


  1. Landlord and Tenant entered into a lease dated _______________, 19____, in which Landlord leased to Tenant and Tenant leased from Landlord the premises described in Section 2.01 of said Lease ("Premises"). All capitalized terms herein are as defined in the Lease.


  2. Pursuant to the Lease, Landlord and Tenant agreed to and do hereby confirm the following matters as of the Commencement of the Term:


     a. _____________________, 19____ is the Commencement Date of the Term of the Lease;


     b. _____________________, 19____ is the expiration date of the Term of the Lease;


     c. The initial Base Rent under the Lease, subject to adjustments as provided in the Lease, is $________________________.


  3.  Tenant confirms that:


          a. It has accepted possession of the Premises as provided in the Lease;


          b. The improvements required to be furnished by Landlord under the Lease have been furnished (subject to any corrective work or punch-list items of which Tenant has notified Landlord in accordance with the Lease);


          c.   Landlord has fulfilled all its duties of an inducement nature;

          d. The Lease is in full force and effect and has not been modified, altered, or amended, except as follows:
               _________________________________________________________
               _______________________________________________; and


          e. There are no setoffs or credits against Rent, and no Security Deposit or prepaid rent has been paid except as provided by the Lease.


  4. The provisions of this Lease Confirmation shall inure to the benefit, or bind, as the case may require, the parties and their respective successors and assigns, subject to the restrictions on assignment and subleasing contained in the Lease.



                                        Initials

                                        Landlord: _________________
                                        Tenant: ___________________

                                   EXHIBIT G

                             ESTOPPEL CERTIFICATE


_____________________
_____________________
_____________________


     Re:      Lease dated __________, 1997 ("Lease") by and between
     _______________________________________________ ("Landlord"),
     and _______________________________ ("Tenant")

Gentlemen:

  Reference is made to the above-described Lease in which the undersigned is the Tenant. We understand that you are accepting an assignment of Landlord's rights under the Lease as _________________________________, and we hereby, as a material inducement for you to consummate the transaction, represent that:

  1. There are no modifications amendments, supplements, arrangements, side letters or understandings, oral or written, of any sort, modifying, amending, altering, supplementing or changing the terms of the Lease, except for those attached to this Certificate.

  2. The Lease is in full force and effect, and the Lease has been duly executed and delivered by, and is a binding obligation of, the Tenant as set forth therein.

3. The undersigned acknowledges (a) that rent on the Lease has been paid up to and including _____________, 19_____, (b) that monthly rent during the _________________ (_______) years of the term of the Lease is $______________
per month, and (c) that rent has not been paid for any period after ____________, 19____ and shall not, except for any Prepaid Rent as specified in the Lease, be paid for a period in excess of one (1) month in advance.

  4. To the current knowledge of the undersigned, the improvements on the Building are free from defects in design, materials and workmanship and the improvements meet all governmental requirements, including, but not limited to, zoning and environmental requirements.

  5. To the current knowledge of the undersigned, the Lease is not in default, and Landlord has performed the obligations required to be preformed by Landlord under the terms thereof through the date hereof.

  6. The Lease shall be subordinate to a Deed of Trust on the Building and an assignment of Landlord's interest in the Lease given by Landlord to ________________________________;

provided, that notwithstanding such subordination, so long as Tenant is not in default under any of the terms, covenants and conditions of this Lease, neither the Lease nor any rights of Tenant thereunder shall be terminated or subject to termination by any trustee's sale, any action to enforce the security, or by any proceeding or action in foreclosure. In the event of a merger of Landlord and Tenant in any manner, the interest of Tenant and Landlord shall not merge.

  7. Tenant agrees not to modify, amend, terminate or otherwise change the Lease without ten (10) days' prior written notice to you.

  8. In the event of a default by Landlord under any of the terms or provisions of the Lease, Tenant shall give you adequate notice and reasonable time to cure each default.

Dated: _________________, 19_____.

Very truly yours,

"Tenant"
_________________________
_________________________



By:  ____________________
Its:  ____________________

                                   EXHIBIT H

                             RULES AND REGULATIONS

  1. The sidewalks and entrances shall be used only as a means of ingress and egress and shall remain unobstructed at all times. Exterior doors and windows shall not be covered or obstructed on the outside.

  2. Plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no rubbish, newspapers, trash or other substances of any kind shall be thrown into them. Walls, floors and ceiling shall not be defaced in any way and no one shall be permitted to mark, drive nails, screws or drill into, paint, or in any way mar any Building surface, except that pictures, certificates, licenses and similar items normally used in Tenant's business may be carefully attached to the walls by Tenant in a manner to be prescribed by Landlord. Upon removal of such items by Tenant any damage to the walls or other surfaces, except minor nail holes, shall be repaired by Tenant.

  3. Other than tenant identification signage approved by Landlord, no awning, shade, sign, advertisement or notice shall be inscribed, painted, displayed or affixed on, in or to any window, door or any other part of the outside or inside of the Building or the Building. No window displays or other public displays
shall be permitted without the prior written consent of Landlord.   No lettering
or signs other than the name of Tenant will be permitted on the Building exterior except with the express permission of Landlord.

  4. The cost of any special electrical circuits for items such as copying machines, computers, microwaves, etc., shall be borne by Tenant.

  5. The weight, size and position of all safes and other unusually heavy objects used or placed in the Building shall be prescribed by Landlord and shall, in all cases, stand on metal plates of such size as shall be prescribed by Landlord. The repair of any damage done to the Building or property therein by putting in or taking out or maintaining such safes or other unusually heavy objects shall be paid for by Tenant.

  6. No improper noise, vibrations or odors will be permitted in the Building, nor shall any person be permitted to interfere in any way with tenants or those having business with them. Landlord hereby acknowledges that Tenant's scope of business includes parts fabrication and finished equipment testing. No person will be permitted to bring or keep within the Building any animal or bird. No person shall throw trash, refuse, cigarettes or other substances of any kind any place within or out of the Building except in the refuse containers provided therefor. It shall be Tenant's responsibility to exclude or expel from the Building any person who, in the judgment of Landlord and/or Tenant, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the rules and regulations of the Building.

  7. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition to its occupancy of the Building.

8. No deliveries shall be made which impede or interfere with other tenants or the operation of the Building.

  9. Except as is reasonably necessary for operation of Tenant's business, Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

  10. Tenant shall store all its trash and garbage within its Building or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

  11. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

  12. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Building closed.

  13. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

14. All window coverings shall be Building standard blinds unless otherwise approved in writing by Landlord.

                                     LEASE


                            S/I NORTHCREEK II, LLC

                                  (Landlord)


                                      and

                           DATA CRITICAL CORPORATION

                                   (Tenant)




                              Dated: 12-21, 1998